UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
MetaVia Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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April 27, 2026
Dear Stockholders:
You are cordially invited to attend the virtual 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of MetaVia Inc. to be held on Monday, June 8, 2026, at 10:00 a.m. Eastern Time.
We invite you to attend the virtual Annual Meeting and request that you vote on the proposals described in the accompanying proxy statement. However, you do not need to attend the virtual Annual Meeting to vote your shares of our common stock, par value $0.001 per share (the “Common Stock”). Instead, you may vote by proxy, via the Internet, or by mail by following the instructions provided on the proxy card or voting instruction card, and we encourage you to vote before the Annual Meeting.
The enclosed Notice of the 2026 Annual Meeting of Stockholders and the accompanying proxy statement contain details of the business to be conducted at the Annual Meeting and information you should consider when you vote your shares of Common Stock.
At the Annual Meeting, the agenda includes:
•
Proposal 1 – to elect two Class I directors, each to serve a three-year term until the 2029 annual meeting of stockholders and until the election and qualification of such director’s successor, or such director’s earlier death, resignation, or removal;

•	Proposal 2 – to ratify the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
•
Proposal 3 – to approve an amendment to our Third Amended and Restated Certificate of Incorporation, as amended, to effect a reverse split of our outstanding Common Stock at a ratio in the range of 1-for-5 to 1-for-22 to be determined at the discretion of our Board of Directors, whereby each outstanding 5 to 22 shares of Common Stock would be combined, converted and changed into one share of our Common Stock; and

•
Proposal 4 – to approve the First Amendment to our 2022 Equity Incentive Plan to increase the aggregate number of shares of Common Stock that may be issued pursuant to awards by 200,000 shares of Common Stock.

•	Proposal 5 – to authorize one or more adjournments of the Annual Meeting to solicit additional proxies in the event there are insufficient votes to approve Proposals 3 and 4 described above.
The Board of Directors unanimously recommends that you vote “FOR ALL” in Proposal 1 and “FOR” Proposal 2, Proposal 3, Proposal 4 and Proposal 5. Your vote is important.
The Annual Meeting will be held virtually through a live webcast. You will be able to attend the virtual Annual Meeting online and vote electronically during the Annual Meeting by visiting www.virtualshareholdermeeting.com/MTVA2026 and entering the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. You will not be able to attend the Annual Meeting in person.

Even if you are planning on attending the virtual Annual Meeting online, please promptly submit your proxy vote via the Internet or by completing, dating, signing and returning the enclosed proxy card or voting instruction card, so your shares of Common Stock will be represented at the Annual Meeting. Instructions on voting your shares of Common Stock are located on the proxy materials that you received for the Annual Meeting.

Sincerely,

Andrew I. Koven Chair of the Board of Directors Cambridge, Massachusetts

545 Concord Avenue, Suite 210
Cambridge, Massachusetts 02138

NOTICE OF THE 2026 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MONDAY, JUNE 8, 2026
To Our Stockholders:
NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of MetaVia Inc. will be held as a virtual meeting on Monday, June 8, 2026, at 10:00 a.m. Eastern Time. You will be able to attend the virtual Annual Meeting online and vote electronically during the Annual Meeting by visiting www.virtualshareholdermeeting.com/MTVA2026 and entering the 16-digit control number included in your proxy card or in the instructions that accompanied your proxy materials. You will not be able to attend the Annual Meeting in person.
We are holding the Annual Meeting to consider and vote upon the following proposals, which are more fully described in the accompanying proxy statement:
•
Proposal 1 – to elect two Class I directors, each to serve a three-year term until the 2029 annual meeting of stockholders and until the election and qualification of such director’s successor, or such director’s earlier death, resignation, or removal;

•	Proposal 2 – to ratify the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
•
Proposal 3 – to approve an amendment to our Third Amended and Restated Certificate of Incorporation, as amended, to effect a reverse split of our outstanding common stock at a ratio in the range of 1-for-5 to 1-for-22 to be determined at the discretion of our Board of Directors, whereby each outstanding 5 to 22 shares of our common stock would be combined, converted and changed into one share of our common stock; and

•
Proposal 4 – to approve the First Amendment to our 2022 Equity Incentive Plan to increase the aggregate number of shares of common stock that may be issued pursuant to awards by 200,000 shares of common stock.

•	Proposal 5 – to authorize one or more adjournments of the Annual Meeting to solicit additional proxies in the event there are insufficient votes to approve Proposals 3 and 4 described above.
In addition, stockholders may be asked to consider and vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. The foregoing items of business are more fully described in the proxy statement accompanying this Notice of the 2026 Annual Meeting of Stockholders.
The Board of Directors unanimously recommends that you vote “FOR ALL” in Proposal 1 and “FOR” Proposal 2, Proposal 3, Proposal 4 and Proposal 5. Only stockholders of record at the close of business on Monday, April 13, 2026 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.
For ten days prior to the Annual Meeting, a complete list of the stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose relating to the Annual Meeting during ordinary business hours at our headquarters. The complete list of stockholders entitled to vote at the Annual Meeting will also be available on the Annual Meeting website.
Your vote as a MetaVia Inc. stockholder is very important. Each share of our common stock, par value $0.001 per share (the “Common Stock”), that you own represents one vote.
For questions regarding your stock ownership, you may contact Marshall H. Woodworth at (857)-299-1022 or via email at info@metaviatx.com or, if you are a registered holder, our transfer agent, Equiniti Trust Company, LLC (“Equiniti”), by phone at (800) 937-5449 or by following the instructions on the Equiniti website at https://equiniti.com/us/ast-access/individuals/.

Whether or not you expect to virtually attend the Annual Meeting, we encourage you to read the accompanying proxy statement and vote through the Internet, or request, sign and return your proxy card or voting instruction card as soon as possible, so that your shares of Common Stock may be represented at the Annual Meeting. For specific instructions on how to vote your shares of Common Stock, please refer to the section entitled “Attending the Annual Meeting; Voting Instructions; Voting of Proxies” in the accompanying proxy statement.

By Order of the Board of Directors

Andrew I. Koven Chair of the Board of Directors Cambridge, Massachusetts

METAVIA INC.

PROXY STATEMENT FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement (the “Proxy Statement”) and the documents incorporated by reference into this Proxy Statement, contain “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements that address future operating performance, events or developments that we expect or anticipate will occur in the future are forward-looking statements. Forward-looking statements are based on management’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. These statements may be identified by words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. In addition, statements that “we believe,” “we expect,” “we anticipate” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this Proxy Statement and management believes that these forward-looking statements are reasonable as and when made. However, you should not place undue reliance on forward-looking statements because they speak only as of the date when made. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results or expectations, except as required by law.
Forward-looking statements are subject to a number of risks and uncertainties that could cause actual events to adversely differ from the expectations indicated in these forward-looking statements, including without limitation, the risks and uncertainties described in this Proxy Statement and those listed in the “Risk Factors” section contained in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the Securities and Exchange Commission (“SEC”) on March 26, 2026, as well as discussions of potential risks, uncertainties, and other important factors in our subsequent filings with the SEC. Actual results could differ materially from those contained in forward-looking statements. We operate in an evolving environment. New risk factors and uncertainties may emerge from time to time, and it is not possible for us to predict all risk factors and uncertainties. We may not achieve the plans, projections or expectations disclosed in forward-looking statements, and actual results, developments or events could differ materially from those disclosed in the forward-looking statements.
i

545 Concord Avenue, Suite 210
Cambridge, Massachusetts 02138
PROXY STATEMENT FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION ABOUT THE ANNUAL MEETING
Our Board of Directors (the “Board”) solicits your proxy on our behalf for the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) and at any postponement or adjournment of the Annual Meeting for the purposes set forth in this Proxy Statement and the accompanying Notice of the 2026 Annual Meeting of Stockholders (the “Notice”). The Annual Meeting will be held on Monday, June 8, 2026, at 10:00 a.m. Eastern Time, as a virtual meeting at www.virtualshareholdermeeting.com/MTVA2026. You will not be able to attend the Annual Meeting in person.
This Proxy Statement is first being sent to the Company’s stockholders on or about April 27, 2026.
Unless we state otherwise or the context otherwise requires, references in this Proxy Statement to “MetaVia,” “we,” “us,” “the Company” and “our” refer to MetaVia Inc., a Delaware corporation.
We encourage you to vote your shares of common stock, par value $0.001 per share (the “Common Stock”), either by attending the virtual Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares of Common Stock). If you vote via the Internet or telephone or execute the attached proxy card, the designated individuals will vote your shares of Common Stock according to your instructions.
Purpose of the Annual Meeting
We are holding the Annual Meeting to consider and vote upon the following proposals:
•
Proposal 1 – to elect two Class I directors, each to serve a three-year term until the 2029 annual meeting of stockholders and until the election and qualification of such director’s successor, or such director’s earlier death, resignation, or removal;

•	Proposal 2 – to ratify the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
•
Proposal 3 – to approve an amendment to our Third Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse split of our outstanding Common Stock at a ratio in the range of 1-for-5 to 1-for-22 to be determined at the discretion of our Board of Directors, whereby each outstanding 5 to 22 shares of Common Stock would be combined, converted and changed into one share of our Common Stock; and

•
Proposal 4 – to approve the First Amendment to our 2022 Equity Incentive Plan to increase the aggregate number of shares of Common Stock that may be issued pursuant to awards by 200,000 shares of Common Stock.

•	Proposal 5 – to authorize one or more adjournments of the Annual Meeting to solicit additional proxies in the event there are insufficient votes to approve Proposals 3 and 4 described above.
In addition, stockholders may be asked to consider and vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. We are not aware of any other business to be submitted for consideration at the Annual Meeting. If any other items of business are properly presented for a vote at the Annual Meeting, the persons named in the proxy, who are officers of the Company, have the authority to vote the shares represented by the proxy in their discretion. The foregoing items of business are more fully described in this Proxy Statement.

Record Date; Quorum
Only holders of record of Common Stock at the close of business on Monday, April 13, 2026 (the “Record Date”) will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, 5,164,370 shares of Common Stock were outstanding and entitled to vote.
The holders of one-third of the voting power of the outstanding shares of Common Stock entitled to vote at the Annual Meeting as of the Record Date must be present by remote communication or by proxy duly authorized at the Annual Meeting in order to hold the Annual Meeting and conduct business. This presence is called a quorum. Your shares of Common Stock are counted as present at the Annual Meeting if you are present and vote by remote communication at the Annual Meeting or if you have properly submitted a proxy. Under Delaware law, abstentions and broker non-voters are counted as present and entitled to vote for the purposes of determining whether a quorum is present. See “General Proxy Information – Voting Rights; Required Vote” below for additional information.

GENERAL PROXY INFORMATION
Voting Rights; Required Vote
Each holder of shares of Common Stock is entitled to one vote for each share of Common Stock held as of the close of business on the Record Date. You may vote all shares of Common Stock owned by you at such date, including (1) shares of Common Stock held directly in your name as the stockholder of record and (2) shares of Common Stock held for you as the beneficial owner in street name through a broker, bank, trustee or other nominee. Appraisal rights are not applicable to any of the matters being voted on.
Stockholder of Record; Shares Registered in Your Name. If, on the Record Date, your shares of Common Stock were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are considered the stockholder of record with respect to those shares of Common Stock. As a stockholder of record, you may vote at the virtual Annual Meeting, or vote in advance through the Internet or by mail.
Beneficial Owner; Shares Registered in the Name of a Broker or Nominee. If, on the Record Date, your shares of Common Stock were held in an account with a brokerage firm, bank or other nominee, then you are the beneficial owner of the shares of Common Stock held in street name. As a beneficial owner, you have the right to direct your broker on how to vote the shares of Common Stock held in your account, and your broker has enclosed or provided voting instructions for you to use in directing it on how to vote your shares of Common Stock. Because the brokerage firm, bank or other nominee that holds your shares of Common Stock is the stockholder of record, if you wish to attend the virtual Annual Meeting and vote your shares of Common Stock, you must obtain a valid proxy from the firm, bank or other nominee that holds your shares of Common Stock giving you the right to vote the shares of Common Stock at the Annual Meeting. Please refer to the section entitled “Attending the Annual Meeting; Voting Instructions; Voting of Proxies” below.
Votes Required to Adopt Proposals. For Proposal 1, each Class I director will be elected by a plurality of the votes of shares of Common Stock present by remote communication or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the two individuals nominated for election to the Board at the Annual Meeting receiving the highest number of “FOR” votes will be elected. You may vote “FOR ALL,” “FOR ALL EXCEPT” either one of the nominees to the Board, or you may “WITHHOLD ALL” your vote with respect to the nominees to the Board. You may not cumulate votes in the election of directors. Approval of Proposal 2, Proposal 4 and Proposal 5 will be obtained if the holders of a majority of the voting power of the shares of Common Stock present by remote communication or represented by proxy at the Annual Meeting and entitled to vote thereon vote “FOR” the proposal. Approval of Proposal 3 will be obtained by the affirmative vote “FOR” by the majority of votes cast at the Annual Meeting.
Abstentions; Withhold Votes; Broker Non-Votes. Abstentions occur when shares present at the Annual Meeting are marked “ABSTAIN.” Under Delaware law, abstentions are counted as present and entitled to vote for purposes of determining whether a quorum is present. At the Annual Meeting, pursuant to Delaware law and the terms of our Certificate of Incorporation, and our Fourth Amended and Restated Bylaws (the “Bylaws”), abstentions and, with respect to Proposal 1, proxies marked “WITHHOLD ALL” or “FOR ALL EXCEPT,” will have no effect on Proposal 1 and Proposal 3. Abstentions will have the same effect as a vote “AGAINST” on Proposal 2, Proposal 4 and Proposal 5.
Broker non-votes occur when shares held by a broker for a beneficial owner are not voted because the broker did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares of Common Stock. Under Delaware law, broker non-votes are counted as present and entitled to vote for purposes of determining whether a quorum is present. However, brokers have limited discretionary authority to vote shares of Common Stock that are beneficially owned. While a broker is entitled to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares of Common Stock, absent instructions from the beneficial owner of such shares of Common Stock, a broker is not entitled to vote shares of Common Stock held for a beneficial owner on “non-routine” matters. At our Annual Meeting, only Proposal 2 is considered a routine matter, and brokers have discretionary authority to vote shares of Common Stock that are beneficially owned on Proposal 2. The other proposals presented at the Annual Meeting are non-routine matters. Broker non-votes will have no effect on Proposal 1, Proposal 2, Proposal 3, Proposal 4 and Proposal 5. Accordingly, we encourage you to provide voting instructions to your broker, whether or not you plan to virtually attend the Annual Meeting.
Recommendations of the Board on Each of the Proposals Scheduled to be Voted on at the Annual Meeting
The Board unanimously recommends that you vote “FOR ALL” in Proposal 1 and “FOR” Proposal 2, Proposal 3, Proposal 4 and Proposal 5.

Attending the Annual Meeting; Voting Instructions; Voting of Proxies
If you are a stockholder of record, you may:
•
Vote at the virtual Annual Meeting – to participate in the Annual Meeting, you will need the 16-digit control number included in your proxy card or in the instructions that accompanied your proxy materials. Submitting a proxy will not prevent a stockholder from attending the virtual Annual Meeting, revoking its earlier submitted proxy, and voting by remote communication.

•
Vote through the Internet – you may vote through the Internet. To vote by Internet, you will need to use the 16-digit control number included in your proxy card or in the instructions that accompanied your proxy materials and follow the additional steps when prompted. The steps have been designed to authenticate your identity, allow you to give voting instructions, and confirm that those instructions have been recorded properly.

•
Vote by mail – complete, sign and date the accompanying proxy card and return it as soon as possible before the Annual Meeting in the envelope provided. If the postage-paid envelope is missing, please mail your completed proxy card to the attention of our Secretary, MetaVia Inc., 545 Concord Avenue, Suite 210, Cambridge, Massachusetts 02138.

If you are a beneficial owner of shares of Common Stock registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions from that organization, rather than from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote on the Internet as instructed by your broker or bank. To vote online during the Annual Meeting, you must obtain a valid proxy card from your broker, bank or other agent and register for the virtual Annual Meeting as described above. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy card.
To participate in the Annual Meeting, you will need the 16-digit control number included in your proxy card or in the instructions that accompanied your proxy materials. If your shares of Common Stock are held in street name and you did not receive a 16-digit control number, you may gain access to and vote at the Annual Meeting by logging into your bank or brokerage firm’s website and selecting the stockholder communications mailbox to access the Annual Meeting. The control number will automatically populate. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote or access the list of stockholders as of the Record Date.
Votes submitted through the Internet must be received by 11:59 p.m., Eastern Time, on Sunday, June 7, 2026. Submitting your proxy, whether through the Internet or by mail, will not prevent you from attending the virtual Annual Meeting, revoking your earlier-submitted proxy, and voting by remote communication. If you are not the stockholder of record, please refer to the voting instructions provided by your brokerage firm, bank or other nominee to direct it on how to vote your shares of Common Stock. For Proposal 1, you may vote “FOR ALL,” “FOR ALL EXCEPT” either one of the nominees to the Board, or you may “WITHHOLD ALL” your vote with respect to the nominees to the Board. For Proposal 2, Proposal 3, Proposal 4 and Proposal 5, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting. Your vote is important. Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.
All proxies will be voted in accordance with the instructions specified on the proxy card. If you sign a physical proxy card and return it without instructions as to how your shares of Common Stock should be voted on a particular proposal at the Annual Meeting, your shares of Common Stock will be voted in accordance with the recommendations of the Board stated above.
If you receive more than one proxy card, your shares of Common Stock are registered in more than one name or are registered in different accounts. To make certain all of your shares of Common Stock are voted, please complete, sign and return each proxy card to ensure that all of your shares of Common Stock are voted.
Your virtual attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you electronically vote again or file the proper documentation for it to be so revoked.
Expenses of Soliciting Proxies
We will pay the expenses associated with soliciting proxies. Following the original distribution and mailing of the solicitation materials, we or our agents may solicit proxies by mail, electronic mail, telephone, facsimile, by other similar means, or in person. Our directors, officers and other employees, without additional compensation, may solicit proxies personally or in writing, by telephone, email or otherwise. Following the original distribution and mailing of the solicitation materials, we will request brokers, custodians, nominees and other record holders to forward copies of those materials to persons for whom they hold shares of Common Stock and to request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses.
Revocability of Proxies
A stockholder of record who has given a proxy may revoke it at any time before the closing of the polls by the inspector of elections at the Annual Meeting by:
•	delivering to our Secretary (by any means, including facsimile) a written notice stating that the proxy is revoked;
•	signing and delivering a proxy bearing a later date;
•	voting again through the Internet; or
•	attending and voting at the virtual Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).
Please note, however, that if your shares of Common Stock are held of record by a brokerage firm, bank or other nominee and you wish to revoke a proxy, you must contact that firm to revoke or change any prior voting instructions.
Voting Results
Voting results will be tabulated and certified by the inspector of elections appointed for the Annual Meeting. The preliminary voting results will be announced at the Annual Meeting. The final results will be tallied by the inspector of elections and disclosed in a Current Report on Form 8-K, which we intend to file with the SEC within four business days of the Annual Meeting.

CORPORATE GOVERNANCE STANDARDS AND DIRECTOR INDEPENDENCE
We are committed to good corporate governance practices. These practices provide an important framework within which the Board and management pursue our strategic objectives for the benefit of our stockholders.
Corporate Governance Guidelines
The Board has adopted Corporate Governance Guidelines that set forth the expectations for our directors, director independence standards, Board committee structure and functions and other policies for the governance of the Company. Our Corporate Governance Guidelines are available without charge on the investor relations section of our website at https://metaviatx.com under “Investors & News—Corporate Governance.”
Board Leadership Structure
The Board is currently chaired by Andrew I. Koven, who has authority, among other things, to call and preside over meetings of the Board, to set meeting agendas and to determine materials to be distributed to the Board and, accordingly, has substantial ability to shape the work of the Board.
The positions of our Chair of the Board and Chief Executive Officer are presently separated. Separating these positions allows our Chief Executive Officer, Hyung Heon Kim, to focus on our day-to-day business, while allowing Andrew I. Koven to lead the Board.
Role of the Board in Risk Oversight
One of the key functions of the Board is informed oversight of our risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address the risks inherent to their respective areas of oversight. This risk management process allows the Board to play an active role in understanding and overseeing the management of risks that our Company faces and ensures that management has the framework and processes in place to effectively and adequately monitor and manage these risks. In particular, the Board is responsible for monitoring and assessing strategic risk exposure and our audit committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The audit committee also monitors compliance with legal and regulatory requirements. Our nominating and corporate governance committee monitors the effectiveness of our corporate governance practices, including whether they are successful in preventing illegal or improper liability-creating conduct. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.
Cybersecurity Risk Oversight
Securing the information of participants in our studies, medical professionals, employees, service providers, and other third parties is important to us. We have adopted physical, technological, and administrative controls on data security, and we continue to mature our procedures and technologies for data incident detection, containment, response, and remediation. While everyone at our Company plays a part in managing these risks, our Board has ultimate oversight of cybersecurity risks, which is managed as part of our enterprise risk management system. Our audit committee is central to the Board’s oversight of cybersecurity risks and bears primary responsibility for oversight, receiving input from our Chief Executive Officer and Chief Financial Officer, which is ultimately shared with our Board on a regular basis. We work with a third-party provider to monitor for cybersecurity threats and potential cybersecurity breaches. Information relating to cybersecurity and information security is contained in the section titled “Cybersecurity” in our Annual Report on Form 10-K for the year ended December 31, 2025.
Director Independence
Our Common Stock is listed on the Nasdaq Capital Market (“Nasdaq”). Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his capacity as a member of the audit committee, the Board or any other Board committee: (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries; or (ii) be an affiliated person of the listed company or any of its subsidiaries.
The Board has undertaken a review of the independence of each director and considered whether each director has a material relationship with us that could compromise his ability to exercise independent judgment in carrying out his responsibilities. As a result of this review, the Board affirmatively determined that Mark A. Glickman, Jason L. Groves, Andrew I. Koven, Michael Salsbury, D. Gordon Strickland, and James P. Tursi, M.D. are “independent directors” as defined under the applicable rules and regulations of the SEC and the listing requirements and rules of Nasdaq. The Board determined that Hyung Heon Kim, our Chief Executive Officer and President, who serves as a director, is not an “independent director” as defined under the applicable regulations of the SEC and the listing requirements and rules of Nasdaq. In making this determination, the Board considered the current and prior relationships that each non-employee director has with us and all other facts and circumstances that the Board deemed relevant in determining each non-employee director’s independence.
Committees of the Board
The Company complies with the Nasdaq listing requirements regarding committee matters. The Board has established an audit committee, a compensation committee, and a nominating and corporate governance committee, each of which has the composition and responsibilities as described below. Members serve on these committees until their resignation or until otherwise determined by the Board.
The charters of the audit, compensation and nominating and corporate governance committees are available without charge on the investor relations section of our website at https://metaviatx.com under “Investors & News—Corporate Governance.”
Audit Committee
Our audit committee is comprised of Mark A. Glickman, Andrew I. Koven and D. Gordon Strickland, with Mr. Strickland serving as Chair of the committee. Each member of our audit committee meets the requirements for independence under the current Nasdaq and SEC rules and regulations and is financially literate. Additionally, the Board has determined that each of Messrs. Glickman and Strickland qualify as an “audit committee financial expert” as that term is defined in the rules promulgated by the SEC. The designation of an “audit committee financial expert” does not impose upon such persons any duties, obligations or liabilities that are greater than those generally imposed on each of them as a member of the audit committee and the Board, and such designation does not affect the duties, obligations or liabilities of any other member of the audit committee or the Board. Our audit committee is directly responsible for, among other things:
•
the review of financial statements and SEC reports, including the adequacy of our internal control over financial reporting, disclosure controls and procedures, including any specific cybersecurity issues that could affect the adequacy of the Company’s internal controls and internal controls related to sustainability information in public disclosures, and any mitigating activities adopted in response to material weaknesses or significant control deficiencies;

•	our compliance with legal and regulatory requirements;
•	the qualifications, independence and performance of our independent auditors; and
•	the preparation of the audit committee report to be included in our annual proxy statement.
The responsibilities and activities of the audit committee are described further in its charter.
Report of the Audit Committee
The information contained in the following report of the audit committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Exchange Act or the Securities Act unless and only to the extent that we specifically incorporate it by reference.
The audit committee has reviewed and discussed with our management and BDO USA, P.C. our audited financial statements as of and for the year ended December 31, 2025. The audit committee has also discussed with BDO USA, P.C. the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and the SEC.

The audit committee has received and reviewed the written disclosures and the letter from BDO USA, P.C. required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with BDO USA, P.C. its independence.
Based on the review and discussions referred to above, the audit committee recommended to the Board that the audited financial statements as of and for the year ended December 31, 2025 be included in our Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the SEC.
Audit Committee
D. Gordon Strickland (Chair)
Mark A. Glickman
Andrew I. Koven
Compensation Committee
Our compensation committee is currently comprised of Mark A. Glickman, Michael Salsbury and D. Gordon Strickland, with Mr. Salsbury serving as Chair of the committee. Each member of our compensation committee meets the requirements for independence under the current Nasdaq and SEC rules and regulations. Our compensation committee is responsible for, among other things:
•	evaluating, recommending, approving and reviewing executive officer and director compensation arrangements, plans, policies and programs;
•	evaluating and approving the Company’s performance against corporate goals and objectives;
•	reviewing the Company’s practices and policies of employee compensation as they relate to risk management;
•	administering our cash-based and equity-based compensation plans; and
•	making recommendations to the Board regarding any other Board responsibilities relating to executive compensation.
The executive officer compensation program is substantially based on decisions made by the compensation committee, in consultation with certain members of management. Compensation determinations for the executive officers are made based on historical practice, Company and individual performance and benchmarking compensation of similar positions at peer group companies.
The compensation committee may form and delegate its authority to subcommittees as appropriate. The responsibilities and activities of the compensation committee are described further in its charter.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee is comprised of Jason L. Groves, Andrew I. Koven and James P. Tursi, M.D., with Mr. Koven serving as Chair of the committee. Each member of our nominating and corporate governance committee meets the requirements for independence under the current Nasdaq rules and regulations. Our nominating and corporate governance committee is responsible for, among other things:
•	identifying, considering and recommending candidates for membership on the Board;
•	overseeing the process of evaluating the performance of the Board;
•
developing a set of corporate governance guidelines and principles to be applicable to the Company and periodically reviewing and assessing the Company’s Corporate Governance Guidelines and the Company’s Code of Business Conduct and Ethics; and

•	advising the Board on other corporate governance matters.
The responsibilities and activities of the nominating and corporate governance committee are described further in its charter.
Code of Business Conduct and Ethics
The Board has adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive officers, as applicable. We intend to disclose future amendments to certain provisions of our code of business conduct and ethics, or waivers of these provisions, on our website. The full text of our code of conduct is posted on the investor relations section of our website at https://metaviatx.com under “Investors & News—Corporate Governance.”
Insider Trading Policy
Our Board has adopted an Insider Trading Compliance Policy (“Insider Trading Policy”) governing the purchase, sale, and/or other dispositions of our securities by directors, officers, employees and other specified persons. Our Insider Trading Policy is designed to promote compliance with insider trading laws by informing, educating and creating reasonable processes to prevent the Company and its directors, officers, employees and other specified persons from insider trading violations and the appearance of any related improper conduct. The policy prohibits the trading of our securities on the basis of material nonpublic information, establishes regular blackout periods when directors, executive officers and other specified persons are prohibited from trading in our securities, and requires legal compliance for any insider trading plans intended to rely on the affirmative defense against insider trading liability in accordance with Rule 10b5-1 under the Exchange Act. Additionally, the policy specifically prohibits all directors, officers, employees and other specified persons from speculative trading and hedging transactions involving our Common Stock, including short sales, transactions in put or call options, and other speculative transactions. A copy of our Insider Trading Policy is filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2025.
Compensation Recovery Policy
Our Board determined that it is in the Company’s best interests to ensure that all performance-based cash compensation and equity awards reflect actual performance. Consistent with such determination, our Board has adopted a Policy for the Recovery of Erroneously Awarded Compensation, effective November 2, 2023, as amended on November 29, 2024 (the “Compensation Recovery Policy”), in accordance with Rule 10D-1 of the Exchange Act and Nasdaq listing standards. A copy of our Compensation Recovery Policy is filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2025.
Our Compensation Recovery Policy is administered by our compensation committee and enables the Company to recover from specified current and former Company executives certain incentive-based compensation in the event of an accounting restatement resulting from material noncompliance with any financial reporting requirements under the federal securities laws. Our Compensation Recovery Policy covers current and former executive officers, including all officers for purposes of Section 16 of the Exchange Act and applies to their incentive-based cash compensation, that is granted, earned or vested based wholly or in part on the attainment of any Company financial reporting measure.
If the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, the compensation committee shall require any executive officer covered by our Compensation Recovery Policy to reimburse or forfeit to the Company the amount of incentive-based compensation received by such executive officer based on the financial statements prior to the restatement that exceeds the amount such executive officer would have received had the incentive-based compensation been determined based on the financial restatement. The compensation committee will not consider the executive officer’s responsibility or fault or lack thereof in enforcing our Compensation Recovery Policy to recoup the amount described above.
Board and Committee Meetings and Attendance
The Board and its committees meet regularly throughout the year and also hold special meetings. During 2025, the Board held six meetings; the audit committee held four meetings; the compensation committee held six meetings; and the nominating and corporate governance committee held three meetings, in each case, including telephonic meetings. The Board and its committees also act by written consent from time to time. During 2025, none of our directors attended fewer than 75% of the aggregate of the total number of meetings held by the Board during his tenure and the total number of meetings held by all committees of the Board on which such director served during his tenure.
Board Attendance at Annual Stockholders’ Meeting
Our directors are encouraged to attend the Annual Meeting. All of our directors attended the 2025 Annual Meeting of Stockholders.

Communication with Directors
Stockholders and interested parties who wish to communicate with the Board, non-management members of the Board as a group, a committee of the Board or a specific member of the Board (including our Chair) may do so by letters addressed to the attention of our Secretary, MetaVia Inc., 545 Concord Avenue, Suite 210, Cambridge, Massachusetts 02138.
All communications by letter addressed to the attention of our Secretary will be reviewed by the Secretary and provided to the members of the Board unless such communications are unsolicited items, sales materials, other routine items and items unrelated to the duties and responsibilities of the Board.
Considerations in Evaluating Director Nominees
The nominating and corporate governance committee reviews and makes recommendations to the Board, from time to time, regarding the appropriate skills and characteristics required of Board members in the context of the current make-up of the Board, the operations of the Company and the long-term interests of stockholders. The nominating and corporate governance committee does not have any specific minimum qualifications that director nominees must have in order to be considered to serve on the Board. The nominating and corporate governance committee does not have a specific diversity policy underlying its nomination process, although it seeks to ensure the Board includes directors with diverse backgrounds, qualifications, skills and experience relevant to the Company’s business.
In the case of an incumbent director whose term of office is set to expire, the nominating and corporate governance committee considers such director’s overall service to the Company during his term, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair such director’s independence. Generally, the committee will re-nominate incumbent directors who continue to satisfy the committee’s criteria for membership on the Board, continue to make important contributions to the Board and consent to continue their service on the Board.
If a vacancy on the Board occurs or the Board increases in size, the nominating and corporate governance committee will actively seek individuals that satisfy the committee’s criteria for membership on the Board, and the committee may rely on multiple sources for identifying and evaluating potential nominees, including referrals from our current directors and management. The Board may engage search firms or other third parties in connection with identifying and evaluating Board nominee candidates.
Stockholder Recommendations for Nominations to the Board
The nominating and corporate governance committee will consider properly submitted stockholder recommendations for candidates for the Board so long as such recommendations are sent on a timely basis and are otherwise made in accordance with our Certificate of Incorporation, our Bylaws and applicable law. A stockholder of record can nominate a candidate for election to the Board by complying with the procedures in Article III, Section 5 of our Bylaws and applicable law. Any eligible stockholder who wishes to submit a nomination should review the requirements in the Bylaws regarding nominations by stockholders. Any nomination should be sent in writing to our Secretary, MetaVia Inc., 545 Concord Avenue, Suite 210, Cambridge, Massachusetts 02138.
See “Additional Information—Stockholder Proposals to be Presented at Next Annual Meeting” for additional information. The committee will evaluate nominees recommended by stockholders against the same criteria that it uses to evaluate other nominees.

PROPOSAL 1
ELECTION OF CLASS I DIRECTORS
The Board is divided into three classes. Members of each class serve staggered three-year terms. Directors in Class I will stand for election at the Annual Meeting. The terms of office of directors in Class II and Class III do not expire until the annual meetings of stockholders to be held in 2027 and 2028, respectively. The Board currently consists of seven members. Based on the recommendation of the nominating and corporate governance committee of the Board, the Board has re-nominated D. Gordon Strickland and James P. Tursi, M.D. for election as Class I directors to serve for three-year terms ending at the 2029 annual meeting of stockholders or until their successors are elected and qualified.
Each of Messrs. Strickland and Tursi has consented to serve if elected. If any of them should become unavailable, the Board may designate a substitute nominee. In that case, the proxy holder named as proxy in the accompanying proxy card will vote for the Board’s substitute nominee and make appropriate disclosures. Alternatively, the Board may leave the position vacant.
Each director will be elected by a plurality of the votes present by remote communication or represented by proxy at the Annual Meeting and entitled to vote. This means that the two individuals nominated for election to the Board at the Annual Meeting receiving the highest number of “FOR” votes will be elected. You may vote “FOR ALL,” “FOR ALL EXCEPT” either one of the nominees to the Board, or you may “WITHHOLD ALL” your vote with respect to the nominees to the Board. Shares represented by proxies will be voted “FOR” the election of each of the Class I nominees, unless the proxy is marked to withhold authority to so vote. If any nominee is unable or unwilling to serve at the time of the Annual Meeting, the persons named as proxies may vote for a substitute nominee chosen by the present Board. In the alternative, the proxies may vote only for the remaining nominees, leaving a vacancy on the Board. The Board may fill such vacancy at a later date or reduce the size of the Board. We have no reason to believe that any of the nominees will be unwilling or unable to serve if elected as a director. Additional information regarding the directors and director nominees of the Company is set forth below.
Nominees to the Board
The nominees of the Company are as follows:

Name	Age	Title	Class
D. Gordon Strickland(1)	79	Director	Class I
James P. Tursi, M.D.(2)	61	Director	Class I

(1)	Chair of the audit committee and a member of the compensation committee.
(2)	Member of the nominating and corporate governance committee.
Mr. D. Gordon Strickland has served as a member of the Board since January 2022. He served as Chair of Ampex Corporation (“Ampex”), a technology company that was previously listed on Nasdaq, from March 2012 until June 2019. He also served as Ampex’s Chief Executive Officer from February 2007 to March 2012. Prior to Ampex, he served as President and Chief Executive Officer of Cardiff Holdings, a privately held producer of credit, debit, loyalty and other cards by Brookside Equity Partners from March 2012 to August 2013. Prior to Cardiff Holdings, Mr. Strickland was the Chair of Medical Resources, a public operator of diagnostic imaging centers. Mr. Strickland was also president and CEO of MCSi, Inc., a technical integrator of audio-visual products, from March 2003 until March 2004. Prior to MCSi, Inc., Mr. Strickland was the president and CEO of Capitol Wire, Inc., an internet-based news and information service provider from September 1999 until August 2002 and had leadership roles with Kerr Group, a manufacturer of glass containers and plastic packaging, from June 1986 until August 1997, including serving as the president and CEO, and as Senior Vice President, Finance and Chief Financial Officer. Mr. Strickland has over 35 years of experience as a senior executive and board member with public and private companies. Mr. Strickland received an M.B.A. from the Wharton School of the University of Pennsylvania and a B.A. from Yale University. The Board believes that Mr. Strickland’s experience serving as Chair and Chief Executive Officer of a publicly-traded company, Ampex, qualifies him to serve as a director.
Dr. James P. Tursi has served as a member of the Board since November 2023. Dr. Tursi is currently serving as the Chief Scientific Officer of Contraline, Inc. Prior to this, he served as Executive Vice President – Global R&D for Endo Pharmaceuticals from January 2022 until its acquisition in October 2025. From April 2020 until January 2022, Dr. Tursi served as Chief Scientific Officer U.S. for Ferring Pharmaceuticals. From August 2018 until April 2020, Dr. Tursi served as Executive Vice President, R&D for Antares Pharma Inc. (Nasdaq: ATRS). Prior to August 2018, Dr. Tursi

served as Chief Medical Officer at Aralez, Chief Medical Officer and Vice President of Clinical R&D for Auxilium Pharmaceuticals Inc. and held positions of increasing responsibility at GlaxoSmithKline (NYSE: GSK) and Procter & Gamble Pharmaceuticals. Dr. Tursi practiced medicine and surgery for over 10 years and created a medical education company, I Will Pass®, which assisted physicians in the process of board certification. He holds a Bachelor of Science degree in Chemistry and Biology from Ursinus College, a Doctor of Medicine from Medical College of Pennsylvania and performed his residency in Gynecology and Obstetrics at the Johns Hopkins Hospital. The Board believes Dr. Tursi’s pharmaceutical industry and senior leadership experience qualifies him to serve as a director.
Continuing Directors
The directors who are serving for terms that end following the Annual Meeting are as follows:

Name	Age	Title	Class
Jason L. Groves(1)	55	Director	Class II
Hyung Heon Kim	50	Chief Executive Officer, President, Director	Class II
Andrew I. Koven(2)	68	Chair of the Board	Class II
Mark A. Glickman(3)	60	Director	Class III
Michael Salsbury(4)	76	Director	Class III

(1)	Member of the nominating and corporate governance committee.
(2)	Chair of the Board, member of the audit committee and chair of the nominating and corporate governance committee.
(3)	Member of the audit committee and the compensation committee.
(4)	Chair of the compensation committee.
Mr. Jason L. Groves, Esq. has served as a member of the Board since December 2019. Since July 2022, Mr. Groves has served as the Chief Legal Officer and Corporate Secretary of Medifast, Inc. (“Medifast”) (NYSE: MED), a publicly-held leading manufacturer and distributor of clinically-proven, healthy-living products and programs. After joining Medifast in 2009, Mr. Groves has held several executive management positions, most recently serving as Executive Vice President and General Counsel of Medifast from 2011 to July 2022. Mr. Groves was a Medifast director from 2009 to 2015, serving on the audit committee from 2009 to 2011. Prior to joining Medifast, Mr. Groves was Assistant Vice President of Government Affairs for Verizon Maryland, a telecommunications company, where he was responsible for the company’s legislative policy and government affairs. A U.S. Army veteran, Mr. Groves was a direct-commissioned Judge Advocate in the U.S. Army Judge Advocate General’s (JAG) Corps. As a JAG officer, he practiced law and had the distinction of prosecuting criminal cases in the District Court of Maryland as a Special Assistant U.S. Attorney. Over the course of three years, he received two Army Achievement Medals and one Army Commendation Medal. Mr. Groves completed nine years with the Anne Arundel Medical Center Board of Trustees, chairing their international captive insurance company board for eight years. Mr. Groves received his Bachelor of Science degree, cum laude, in Hospitality Management from Bethune-Cookman University, and obtained his Juris Doctor from North Carolina Central University School of Law. The Board believes that Mr. Groves’s experience serving as an independent director, audit committee member, and chief legal officer of a large public corporation while assisting with the initial international introduction of such corporation’s products qualifies him to serve as a director.
Mr. Hyung Heon Kim has served as a member of the Board since July 2021 and was appointed as our President and Chief Executive Officer in August 2023. Previously, Mr. Kim was the General Counsel and a Vice President of Dong-A ST Co., Ltd. (“Dong-A”) and Dong-A Socio Group, a Korean-based group of companies mainly engaged in the research, development, production and sale of pharmaceuticals, medical devices and APis. Mr. Kim served as General Counsel of Dong-A from January 2018 until August 2023 and as a Vice President of Dong-A from December 2020 until August 2023. Mr. Kim previously served as Executive Director of Dong-A from January 2018 through December 2020. Prior to his roles with Dong-A, Mr. Kim was Head of International Legal Affairs for Dong-A Socio Holdings Co., Ltd. (“Dong-A Holdings”), a Korean-based holdings company for the Dong-A Socio group of companies from 2012 to 2018. From April 2021 to December 2025, Mr. Kim served as a director of AnaPath Services GmbH, a private Swiss-based provider of scientific research and development services, and STP America Research Corp, a private New Jersey-based research and development company. Prior to joining Dong-A Socio Group, Mr. Kim served as legal counsel to SK Energy Co., Ltd. and SK Innovation Co., Ltd. from 2008 to 2011. Mr. Kim received his Bachelor of Law degree from Soongshil University in Korea, and obtained his Juris Doctor from Washington University School of Law. The Board believes that Mr. Kim’s experiences gained as General Counsel and Head of International

Legal Affairs to an established pharmaceutical group of companies qualify him to serve as a director. In addition, his day-to-day leadership of MetaVia gives him critical insights into our operations, strategy and competition, and he facilitates the Board’s ability to perform its oversight function.
Mr. Andrew I. Koven has served as a member of the Board since July 2021, and Chair of the Board since January 2022. Mr. Koven previously served as the Lead Independent Director of Kala Bio, Inc. (“Kala”) (Nasdaq: KALA), a public biopharmaceutical company focused on the discovery, development and commercialization of innovative therapies for diseases of the eye, from December 2018 to January 2026. He was also a member of Kala’s board of directors from September 2017 to January 2026, during which time he served as Chair of Kala’s compensation committee and as a member of the audit committee. Mr. Koven was, until his retirement in January 2019, the President and Chief Business Officer of Aralez and served in that role with the company’s predecessor, Pozen Inc. (“Pozen”), commencing in June 2015. Prior to joining Pozen, Mr. Koven served as Executive Vice President, Chief Administrative Officer and General Counsel of Auxilium Pharmaceuticals Inc., a public specialty biopharmaceutical company, from February 2012 until January 2015, when it was acquired by Endo. Mr. Koven served as President and Chief Administrative Officer and a member of the board of directors of Neurologix, Inc. (“Neurologix”), a company focused on the development of multiple innovative gene therapy development programs, from September 2011 to November 2011. Before Neurologix, Mr. Koven served as Executive Vice President and Chief Administrative and Legal Officer of Inspire Pharmaceuticals, Inc., a public specialty pharmaceutical company, from July 2010 until May 2011 when it was acquired by Merck & Co., Inc. (NYSE: MRK). Previously, Mr. Koven served as Executive Vice President, General Counsel and Corporate Secretary of Sepracor Inc. (now Sunovion), a public specialty pharmaceutical company, from March 2007 until February 2010 when it was acquired by Dainippon Sumitomo Pharma Co., Ltd. Prior to joining Sepracor, Mr. Koven served as Executive Vice President, General Counsel and Corporate Secretary of Kos Pharmaceuticals, Inc., a public specialty pharmaceutical company, from August 2003 until its acquisition by Abbott Laboratories (now AbbVie) in December 2006. Mr. Koven began his career in the pharmaceutical industry first as an Assistant General Counsel and then as Associate General Counsel at Warner-Lambert Company from 1993 to 2000, followed by his role as Senior Vice President and General Counsel at Lavipharm Corporation from 2000 to 2003. From 1986 to 1992, he was a corporate associate at Cahill, Gordon & Reindel in New York. From 1992 to 1993, he served as Counsel, Corporate and Investment Division, at The Equitable Life Assurance Society of the U.S. Mr. Koven holds a Master of Laws (LL.M.) Degree from Columbia University School of Law and a Bachelor of Laws (LL.B.) Degree and B.A. Degree in Political Science from Dalhousie University. The Board believes that Mr. Koven’s extensive experience in the pharmaceutical industry qualifies him to serve as a director.
Mr. Mark A. Glickman has served as a member of the Board since May 2023. Mr. Glickman has also served as a member of the board of Otsuka Precision Health since March 2024. Since December 2023, Mr. Glickman has served as President and Chief Executive Officer of BioFlorida, Inc., an association representing life sciences and research organizations based in Florida. Previously, Mr. Glickman served as the Co-Chief Executive Officer for TherapeuticsMD, Inc. (“TXMD”) (Nasdaq: TXMD), a women’s healthcare product company, from September 2022 through the sale of the assets of TXMD, Inc. to Mayne Therapeutics (now Mayne Pharma Group Ltd) in January 2023. Mr. Glickman also served as Chief Business Officer, Commercial of TXMD, since June 2021 through the sale of assets of TXMD. Previously, Mr. Glickman served as the Chief Commercial Officer for Esperion Therapeutics, Inc. (Nasdaq: ESPR) from 2018 until December 2020, where he developed and led the commercial division in the launch of the company’s first cardiovascular prescription therapy. From June 2015 to March 2018, Mr. Glickman served as the Chief Commercial Officer for Aralez Pharmaceuticals, Inc. (“Aralez”), a public specialty pharmaceutical company, where he built out and led the first commercial effort for a previously clinical organization. Prior to June 2015, Mr. Glickman was Executive Vice President of Sales and Marketing for Auxilium Pharmaceuticals Inc., which was acquired by Endo International plc (“Endo”) in January 2015, where he led all commercial efforts for a portfolio of thirteen pharmaceutical products. Mr. Glickman’s previous positions include Senior Vice President of Sales and Marketing and Vice President of Medical Devices for Otsuka America Pharmaceuticals Inc. and Marketing Head, Regional Sales Director and Vice President of Sales and Operations at Kos Pharmaceuticals (Abbott Laboratories, now AbbVie Inc. (NYSE: ABBV)), where he expanded his skills in the commercial products area. Mr. Glickman received a Bachelor of Arts degree in Political Science from S.U.N.Y. Oswego, and a Master of Business Administration in Finance and International Management from the N.Y.U. Stern School of Business. The Board believes that Mr. Glickman’s 30 years of experience in the pharmaceutical and medical device industry qualifies him to serve as a director.
Mr. Michael Salsbury has served as a member of the Board since December 2019. Since June 2025, Mr. Salsbury has served as Secretary and General Counsel of Current Health, Inc. (“Current Health”), a provider of remote care management services and products. Prior to his current role at Current Health, Mr. Salsbury served as Counsel to the company from May 2021 to August 2024. Current Health was acquired by Best Buy Co., Inc. (NYSE: BBY) in November 2021. From September 2017 to May 2022, Mr. Salsbury served as Counsel to Verisma Systems, Inc., a provider of cloud-based automated disclosure management systems; and from February 2013 to July 2017, he served as Secretary and General Counsel to Best Doctors, Inc., a provider of expert medical opinions. Best Doctors was acquired by Teladoc Health, Inc. (NYSE: TDOC) in July 2017. Mr. Salsbury has more than 25 years’ experience as a senior executive with public and private companies and at a private law practice. Mr. Salsbury received a J.D. and M.B.A. from the University of Virginia and a B.A. from Dartmouth College. The Board believes that Mr. Salsbury’s legal expertise and his experience serving as general counsel and secretary of a Fortune 100 corporation qualifies him to serve as a director.
There are no familial relationships among any of our directors, director nominees and executive officers.
Involvement in Certain Previous Legal Proceedings
Mr. Glickman served as Chief Commercial Officer at Aralez from June 2016 to March 2018, Mr. Koven served as President and Chief Business Officer of Aralez’s predecessor, Pozen, and then at Aralez from June 2015 to January 2019, and Dr. Tursi served as Chief Medical Officer of Pozen and then Aralez from 2015 until August 2018, and served as Executive Vice President – Global R&D for Endo from January 2022 until October 2025. Each of Aralez and Endo and certain of their respective affiliates filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code on August 10, 2018 and August 16, 2022, respectively.
Non-Employee Director Compensation
Our non-employee directors receive a mix of cash and share-based compensation intended to encourage non-employee directors to continue to serve on the Board, further align the interests of the directors and stockholders, and attract new non-employee directors with outstanding qualifications. Directors who are employees or officers of the Company do not receive any additional compensation for Board service.
The following table provides compensation information for the fiscal year ended December 31, 2025 for each non-employee member of the Board.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	Total ($)
Mark A. Glickman	55,000	18,099	73,099
Jason L. Groves	45,000	18,099	63,099
Andrew I. Koven	94,000	18,099	112,099
Michael Salsbury	52,000	18,099	70,099
D. Gordon Strickland	64,000	18,099	82,099
James P. Tursi, M.D.	45,000	18,099	63,099

(1)	The amounts in this column represent the value of annual cash earned from retainers by directors serving on the Board and committees of the Board in 2025.
(2)
Amounts reported reflect the aggregate grant date fair value of 2,558 restricted stock units (“RSUs”) granted to each of our directors for service in 2025, whose grant date fair value was determined based on the closing sales price of our Common Stock as reported on Nasdaq on the date of grant. The amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

Non-Employee Director Compensation Policy
In May 2024, the compensation committee recommended, and the Board approved our Amended and Restated Non-Employee Director Compensation Policy (as further amended in November 2024, the “Amended Non-Employee Director Compensation Policy”). Under the Amended Non-Employee Director Compensation Policy, all of our non-employee directors receive an annual cash retainer of $40,000 for Board service except for the Non-Executive Chair of the Board who receives an annual cash retainer of $75,000. Additionally, directors receive an additional cash retainer for serving as a committee chair or member as follows:

	Audit Committee ($)	Compensation Committee ($)	Nominating and Corporate Governance Committee ($)
Committee chair	18,000	12,000	10,000
Committee member (other than the chair)	9,000	6,000	5,000

In April 2026, based on the recommendation of the compensation committee, the Board approved an amendment to our Amended and Restated Non-Employee Director Compensation Policy, contingent upon the approval of Proposal 4 by the Company’s stockholders, to increase the value of the Annual Grant (as defined below) from $20,000 to $34,000, effective for the year ending December 31, 2026.
Initial grant: For each non-employee director who is first elected or appointed to the Board on or following the effective date of the Amended Non-Employee Director Compensation Policy, at the close of business on the date of such non-employee director’s initial election or appointment to the Board, such non-employee director will be automatically, and without further action by the Board or the compensation committee, granted an RSU award covering a number of RSUs equal to (a) $40,000 divided by (b) the average fair market value of a share of our Common Stock for the 30 consecutive market trading days ending on and including the last market trading day prior to the grant date of such RSU award, rounded down to the nearest whole unit (each, an “Initial Grant”). Fifty percent of each Initial Grant will vest as of the date of grant and the remainder will vest in two equal installments on each subsequent anniversary of the date of grant, subject to the non-employee director’s continuous service on each vesting date.
Annual grant and prorated annual grant: At the close of business after the first annual meeting of the Company’s stockholders following the effective date of the Amended Non-Employee Director Compensation Policy and on the date of each subsequent annual meeting of the Company’s stockholders held following the initial annual meeting of stockholders (each, a “Company Annual Meeting”), each person who is then a non-employee director will be automatically, and without further action by the Board or the compensation committee, granted an RSU award covering a number of RSUs equal to (i) $20,000 divided by (ii) the average fair market value of a share of Common Stock for the 30 consecutive market trading days ending on and including the last market trading day prior to the grant date of such RSU award, rounded down to the nearest whole unit (each, an “Annual Grant”).
In addition, for each non-employee director who is first elected or appointed to the Board after the first Company Annual Meeting following the effective date on a date other than the date of the Company Annual Meeting, at the close of business on the thirtieth (30th) day following such non-employee director’s initial election or appointment to the Board, such non-employee director will be automatically, and without further action by the Board or the compensation committee, granted an RSU award covering a number of RSUs equal to (i) $20,000 divided by (ii) the average fair market value of a share of Common Stock for the 30 consecutive market trading days ending on and including the last market trading day prior to the grant date of such RSU award, multiplied by a fraction, the numerator of which equals 365 minus the total number of days, as of the grant date of such RSU award, that have occurred since the last Company Annual Meeting and the denominator of which equals 365, rounded down to the nearest whole unit (each, a “Prorated Annual Grant”).
Each Annual Grant and Prorated Annual Grant will vest in full on the earlier of the (i) one-year anniversary of the grant date of the Annual Grant or Prorated Annual Grant, as applicable, and (ii) date immediately prior to the date of the Company Annual Meeting following the grant date of such Annual Grant or Prorated Annual Grant, as applicable, subject to the non-employee director’s continuous service on the vesting date.
Retainer grant: Each non-employee director may elect to forego receiving payment of all (but not less than all) of the annual cash retainers described above that he is otherwise eligible to receive for the period during the Company’s fiscal year that the election applies commencing on the first day of such fiscal year (or if the non-employee director makes the election in the Company’s fiscal year that the election applies, on the first day of the Company’s fiscal quarter next following the Company’s fiscal quarter in which the election is made) and ending on the last day of such fiscal year and instead receive an RSU award (the “Retainer Grant”), provided such election is timely made and complies with certain other requirements specified in the Amended Non-Employee Director Compensation Policy. If a non-employee director timely makes the election described above in accordance with the Amended Non-Employee Director Compensation Policy, on the first day of the Company’s fiscal year that the election applies (or if the non-employee director makes the election in the Company’s fiscal year that the election applies, on the first day of the Company’s fiscal quarter following the Company’s fiscal quarter in which the election is made), the non-employee director will be automatically granted a Retainer Grant covering a number of RSUs equal to the (i) aggregate amount of the annual cash retainers that the non-employee director is eligible to receive under the Amended Non-Employee Director Compensation Policy for the applicable period to which the election applies divided by (ii) average fair market value of a share of the Company’s Common Stock for the 30 consecutive market trading days ending on and including the last market trading day prior to the grant date of such Retainer Grant, rounded down to the nearest whole unit. Each Retainer Grant will vest in equal quarterly installments over the period commencing on the grant date of the Retainer Grant and ending on the last day of the fiscal year in which the Retainer Grant is granted, subject to the non-employee director’s continued service on each vesting date.
Deferral of settlement of RSU awards: Each non-employee director may elect to defer the delivery of shares in settlement of any RSU award granted under the Amended Non-Employee Director Compensation Policy that would otherwise be delivered to such non-employee director on or following the date such award vests pursuant to the terms of a deferral election such non-employee director makes in accordance with the Amended Non-Employee Director Compensation Policy.
Change of Control; Death; Disability: Each RSU award held by a non-employee director that is granted under the Non-Employee Director Compensation Policy, including the awards described above, will fully vest upon such non-employee director’s death or disability (as defined in the MetaVia Inc. 2022 Amended and Restated Equity Incentive Plan (the “2022 Equity Incentive Plan”)), or immediately prior to the consummation of a Change in Control (as defined in our 2022 Equity Incentive Plan), in each case to extent such award is outstanding immediately prior to the occurrence of such event.
Non-employee director compensation limit: The aggregate value of all compensation granted or paid, to any non-employee director with respect to any fiscal year of the Company, including awards granted and cash fees paid by the Company to such non-employee director, will not exceed the limits set forth in our 2022 Equity Incentive Plan, currently, (1) $750,000 in total value or (2) if such non-employee director first joins the Board during such fiscal year, $1,000,000 in total value.
All RSU awards shall be issued pursuant to the terms of the Company’s 2022 Equity Incentive Plan.
THE BOARD RECOMMENDS A VOTE “FOR ALL” IN THE ELECTION OF THE NOMINATED
CLASS I DIRECTORS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding beneficial ownership of our Common Stock, as of the Record Date:
•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Common Stock;
•	each of our named executive officers;
•	each of our directors and nominees for director; and
•	all of our current executive officers and directors as a group.
The table lists the applicable percentage of ownership based on an aggregate of 5,164,370 shares of Common Stock outstanding as of the Record Date. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of our Common Stock issuable pursuant to: (i) the exercise of stock options that are either immediately exercisable or exercisable on or before June 12, 2026, which is 60 days after the Record Date; (ii) the vesting of RSUs on or before June 12, 2026, which is 60 days after the Record Date; and (iii) outstanding warrants to purchase Common Stock held by that person that are either immediately exercisable or exercisable on or before June 12, 2026, which is 60 days after the Record Date. These shares of Common Stock are deemed to be outstanding and beneficially owned by the person holding those stock options, RSUs or warrants, for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable community property laws.
Except as otherwise noted below, the address for each person or entity listed in the table is c/o MetaVia Inc., 545 Concord Avenue, Suite 210, Cambridge, Massachusetts 02138.

Name of Beneficial Owner	Shares Beneficially Owned(1) (#)	Percent (%)
Greater than 5% stockholders
Dong-A ST Co., Ltd.(2)	908,698	17.6%
Dong-A Socio Holdings Co., Ltd.(3)	857,874	16.6%
Directors and Named Executive Officers
Mark A. Glickman(4)	3,443	*
Jason L. Groves(5)	4,181	*
Andrew I. Koven(6)	4,182	*
Hyung Heon Kim(7)	5,552	*
Michael Salsbury(5)	4,181	*
D. Gordon Strickland(8)	4,175	*
James P. Tursi, M.D.(4)	3,382	*
Marshall H. Woodworth(9)	1,719	*
All current executive officers and directors as a group (8 persons)	30,815	*

*	Indicates beneficial ownership of less than one percent.
(1)
Includes shares underlying (i) options that are exercisable or will be exercisable within 60 days of the Record Date; and (ii) RSUs that are vested or will become vested, in each case, within 60 days of the Record Date.

(2)	Represents shares of Common Stock owned by Dong-A, a South Korean corporation, with an address of 64, Cheonho-daero, Dongdaemun-gu, Seoul, Republic of Korea.
(3)	Represents shares of Common Stock owned by Dong-A Holdings, a South Korean corporation, with an address of 64, Cheonho-daero, Dongdaemun-gu, Seoul, Republic of Korea.
(4)	Includes 2,558 shares of Common Stock underlying RSUs that will become vested within 60 days of the Record Date.

(5)
Includes (i) 29 shares of Common Stock underlying options to purchase Common Stock that are exercisable within 60 days of the Record Date; (ii) 707 shares of Common Stock underlying vested RSUs whose Common Stock issuance was deferred under the terms of the RSU award; and (iii) 2,558 shares of Common Stock underlying RSUs that will become vested within 60 days of the Record Date.

(6)
Includes (i) 29 shares of Common Stock underlying options to purchase Common Stock that are exercisable within 60 days of the Record Date; (ii) 1,595 shares of Common Stock underlying vested RSUs whose Common Stock issuance was deferred under the terms of the RSU award; and (iii) 2,558 shares of Common Stock underlying RSUs that will become vested within 60 days of the Record Date.

(7)	Includes 7 shares of Common Stock underlying options to purchase Common Stock that are exercisable within 60 days of the Record Date.
(8)
Includes (i) 22 shares of Common Stock underlying options to purchase Common Stock that are exercisable within 60 days of the Record Date; and (ii) 2,558 shares of Common Stock underlying RSUs that will become vested within 60 days of the Record Date.

(9)	Includes 203 shares of Common Stock underlying RSUs that will vest within 60 days of the Record Date.

EXECUTIVE OFFICERS
The following table provides information regarding our executive officers as of the Record Date:

Name	Age	Position(s)
Hyung Heon Kim	50	Chief Executive Officer and President
Marshall H. Woodworth	68	Chief Financial Officer

See “Proposal 1 – Election of Class I Directors” for biographical and other information regarding Mr. Kim.
Mr. Marshall Woodworth served as our Acting Chief Financial Officer from October 25, 2023 until his appointment as our Chief Financial Officer on March 1, 2024. Previously, Mr. Woodworth served as the Chief Financial Officer of Nevakar Inc. and its respective subsidiaries (Nevakar Injectables Inc. and Vyluma Inc.) from May 2017 through May 2023, where Mr. Woodworth was responsible for the accounting, financing, legal and human resources functions. From October 2015 through October 2016, Mr. Woodworth served as the Chief Financial Officer of Braeburn Pharmaceuticals Inc., where Mr. Woodworth led and coordinated the accounting, finance and treasury functions. From May 2014 to July 2015, Mr. Woodworth served as the Chief Financial Officer of Aerocrine AB, where Mr. Woodworth had responsibility for directing and coordinating the accounting and finance, FRS (Swedish SEC) reporting, investor relations, human resources and legal aspects of the company. From January 2010 through February 2014, Mr. Woodworth served as Chief Financial Officer of Furiex Pharmaceuticals, Inc. (Nasdaq: FURX), where Mr. Woodworth led a multi-disciplinary team and managed accounting, finance, SEC reporting, financial planning, analysis and reporting, and treasury functions. Mr. Woodworth received a Bachelor of Science degree from the University of Maryland and a Master of Business Administration degree in Finance from Indiana University.

EXECUTIVE COMPENSATION
Summary Compensation Table for 2025 and 2024
The following table presents summary information regarding the total compensation for services rendered in all capacities that were earned by our named executive officers during the fiscal years ended December 31, 2025 and 2024.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	All Other Compensation(1) ($)	Total ($)
Hyung Heon Kim, President and Chief Executive Officer	2025	479,723	239,862	—	36,743	756,328
	2024	460,125	220,163	—	36,116	716,404
Marshall H. Woodworth, Chief Financial Officer	2025	393,300	157,320	—	12,365	562,985
	2024	316,667	120,663	209,015	128,354	774,699

(1)	All Other Compensation for 2025 was related to health and welfare benefits paid by MetaVia.
Narrative Disclosure to Summary Compensation Table for 2025 and 2024
Agreements with Our Named Executive Officers
We entered into an employment agreement with Mr. Kim in connection with his appointment as our President and Chief Executive Officer in August 2023 (the “Kim Employment Agreement”). In October 2023, Mr. Woodworth was appointed as the Acting Chief Financial Officer of MetaVia, pursuant to an engagement agreement with WhiteCap Search Holdings, LLC (“WhiteCap”). In March 2024, we entered into an employment agreement with Mr. Woodworth in connection with his appointment as Chief Financial Officer of MetaVia (the “Woodworth Employment Agreement”).
Hyung Heon Kim
We entered into the Kim Employment Agreement with Mr. Kim in connection with his appointment as our Chief Executive Officer and President in August 2023. Under the terms of the Kim Employment Agreement, we agreed to provide Mr. Kim: (i) an annual base salary of $450,000, reviewed annually; (ii) an annual discretionary bonus targeted at 50% of his base salary, as determined in the sole discretion of the Board or committee thereof; (iii) the right to participate in the benefit programs and arrangements that we make available to our employees, including paid vacation and sick leave, contributory and non-contributory welfare and benefit plans, disability plans, and medical, death benefit and life insurance plans for which Mr. Kim is eligible under the terms of those plans; and (iv) a RSU award for 7,103 shares of our Common Stock pursuant to the terms of a RSU grant notice and form award agreement (the “Kim RSU Award”) under our 2022 Equity Incentive Plan. The Kim RSU Award vested as to 50% of the shares underlying the Kim RSU Award on the first anniversary of Mr. Kim’s employment with MetaVia, and the remaining shares subject to the Kim RSU Award vested and become exercisable in equal monthly installments on the last day of each full month over the twelve (12) months following the first anniversary of Mr. Kim’s employment with us.
In the event of Mr. Kim’s death during the employment period or a termination due to disability, Mr. Kim or his beneficiaries or legal representatives shall be entitled to receive (i) any annual base salary earned, but unpaid, for services rendered to MetaVia on or prior to the date on which the employment period ends, (ii) unreimbursed expenses and (iii) certain other benefits provided for in the employment agreement (the “Kim Unconditional Entitlements”). In the event of termination for cause by MetaVia or the termination of employment as a result of resignation without good reason, Mr. Kim shall be provided the Kim Unconditional Entitlements.
In the event of a resignation by Mr. Kim for good reason or the exercise by MetaVia of its right to terminate Mr. Kim other than for cause, death or disability, Mr. Kim will receive the Kim Unconditional Entitlements and, subject to Mr. Kim signing and delivering to us and not revoking a general release of claims in favor of MetaVia and certain related parties, we shall pay a severance amount to Mr. Kim equal to fifty percent (50%) of Mr. Kim’s then-current base salary (the “Severance Amount”) and pay for Mr. Kim’s continued health insurance coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”) for a period of six (6) months following Mr. Kim’s termination (the “Kim Conditional Benefits”).
In the event of a resignation by Mr. Kim for good reason, the exercise by MetaVia of its right to terminate Mr. Kim other than for cause, death or disability, in each case, within twelve (12) months following or three (3) months prior to the effective date of a Change in Control (as defined in the Kim Employment Agreement), Mr. Kim will receive the following: (i) the Kim Unconditional Entitlements and the Kim Conditional Benefits less the Severance Amount; (ii) an amount equal to the product of 1.0 times the sum of Mr. Kim’s annual base salary and target annual cash bonus, less the Non-Compete Amount (as defined in the Kim Employment Agreement), if applicable; and (iii) accelerated vesting of all equity awards that were assumed, continued or substituted by the surviving or acquiring corporation in the Change in Control and remain subject to time-based vesting conditions, if any.
In addition, Mr. Kim entered into an Employee Proprietary Information and Invention Assignment Agreement that applies during the term of Mr. Kim’s employment and thereafter.
Marshall H. Woodworth
In October 2023, Mr. Woodworth was appointed as the Acting Chief Financial Officer of MetaVia, pursuant to an engagement agreement with WhiteCap, dated February 3, 2023. Mr. Woodworth received his compensation and benefits from WhiteCap. In connection with the appointment of Mr. Woodworth as our Acting Chief Financial Officer, we paid WhiteCap approximately $375.00 per hour under the engagement agreement for services rendered to MetaVia by Mr. Woodworth.
In March 2024, we entered into the Woodworth Employment Agreement with Mr. Woodworth in connection with his appointment as Chief Financial Officer of MetaVia. The Woodworth Employment Agreement has an initial term of two (2) years beginning on March 1, 2024 (“Initial Term”) and automatically renews for an additional one-year period at the end of the Initial Term and each anniversary thereafter (“Renewal Term”), provided that at least 60 days prior to the expiration of the Initial Term or any Renewal Term the Board does not notify Mr. Woodworth of its intention not to renew.
Under the terms of Woodworth Employment Agreement, we agreed to provide Mr. Woodworth: (i) an annual base salary of $380,000, reviewed annually; (ii) an annual discretionary bonus targeted at 40% of his base salary, as determined in the sole discretion of the Board or committee thereof; (iii) the right to participate in the benefit programs and arrangements that we make available to our employees, including paid vacation and sick leave, contributory and non-contributory welfare and benefit plans, disability plans, and medical, death benefit and life insurance plans for which Mr. Woodworth is eligible under the terms of those plans; and (iv) a RSU award for 3,045 shares of our Common Stock pursuant to the terms of a RSU grant notice and form award agreement (the “Woodworth RSU Award”) under our 2022 Equity Incentive Plan. The Woodworth RSU Award vests as follows: (i) 30% of the shares underlying the Woodworth RSU Award on the first anniversary of the grant; (ii) 30% of the shares underlying the Woodworth RSU Award on the second anniversary of the grant date; and (iii) the remaining shares subject to the Woodworth RSU Award, shall vest and become exercisable in equal monthly installments on the last day of each full month over the twelve (12) months following the first anniversary of grant date.
If during the period Mr. Woodworth is employed by MetaVia, we consummate a Change in Control (as defined in the Woodworth Employment Agreement) and the Woodworth RSU Award is not assumed, continued or substituted by the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) in such Change in Control in the manner contemplated by our 2022 Equity Incentive Plan, then 100% of the unvested portion of the Woodworth RSU Award shall fully vest immediately prior to the effectiveness of such Change in Control.
In the event of Mr. Woodworth’s death during the employment period or a termination due to disability, Mr. Woodworth or his beneficiaries or legal representatives shall be entitled to receive any annual base salary earned, but unpaid, for services rendered to MetaVia on or prior to the date on which the employment period ends, unreimbursed expenses and certain other benefits provided for in the Woodworth Employment Agreement (the “Unconditional Entitlements”). In the event of termination for cause by MetaVia or the termination of employment as a result of resignation without good reason, Mr. Woodworth shall be provided the Unconditional Entitlements.
In the event of a resignation by Mr. Woodworth for good reason or the exercise by MetaVia of its right to terminate Mr. Woodworth other than for cause, death or disability, Mr. Woodworth will receive the Unconditional Entitlements and, subject to Mr. Woodworth signing and delivering to MetaVia and not revoking a general release of claims in favor of MetaVia and certain related parties, we shall pay a severance amount to Mr. Woodworth equal to twenty-five percent (25%) of Mr. Woodworth’s then-current annual base salary and pay for Mr. Woodworth’s continued health insurance coverage under COBRA for a period of three (3) months (the “Conditional Benefits”). In the event of a resignation by Mr. Woodworth for good reason or the exercise by MetaVia of its right to terminate Mr. Woodworth other than for cause, death or disability, in each case, within twelve (12) months following or three (3) months prior to the effective date of a Change in Control, Mr. Woodworth will receive the following: (i) the Unconditional Entitlements and the Conditional Benefits less the Severance Amount; (ii) an amount equal to the product of 0.50 times the sum of Mr. Woodworth’s annual base salary and target annual cash bonus, less the Non-Compete Amount (as defined in the Woodworth Employment Agreement), if applicable; and (iii) accelerated vesting of all equity awards that were assumed, continued or substituted by the surviving or acquiring corporation in the Change in Control and remain subject to time-based vesting conditions, if any.
Outstanding Equity Awards at Fiscal Year-End 2025
The following table sets forth information regarding outstanding stock option and RSU awards held by our named executive officers as of December 31, 2025:

		Option Awards			Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (Exercisable) (#)	Option Exercise Price ($)	Option Expiration Date	Number of Share of Stock That Haven Not Vested (#)	Market Value of Share of Stock That Have Not Vested(1) ($)
Hyung Heon Kim	June 9, 2022	7	1,274.40	June 9, 2032	—	—
Marshall Woodworth	March 1, 2024	—	—	—	2,132(2)	17,951

(1)
This column shows the market value of the unvested RSUs held by our named executive officers based on $8.42 per share, the closing price of our Common Stock on December 31, 2025 (the last trading day of 2025).

(2)	913 shares vested on March 1, 2026 and the remaining 1,219 shares will vest in twelve equal installments on the last day of each full month following March 1, 2026, subject to continuing service.
Policy on Timing of Option Grants
During 2025, we did not grant stock options to our executive officers, directors or employees. Our compensation committee has not established policies and practices regarding the timing of stock option grants in relation to the release of material non-public information and does not take material non-public information into account when determining the timing and terms of stock option awards to executive officers. We do not time the disclosure of material non-public information for the purpose of affecting the value of executive compensation.

Pay Versus Performance Disclosure
In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and non-PEO named executive officers (“NEOs”) and Company performance for the fiscal years listed below. The compensation committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table Total for PEO 1(1)	Compensation Actually Paid to PEO 1(2)(3)	Summary Compensation Table Total for PEO 2(1)	Compensation Actually Paid to PEO 2(2)(4)	Summary Compensation Table Total for PEO 3(1)	Compensation Actually Paid to PEO 3(2)(5)	Average Summary Compensation Table Totals for non-PEO NEOs(1)	Average Compensation Actually Paid to non-PEO NEO(2)(6)	Value of Initial Fixed $100 Investment Based On:	Net Income (Loss) (thousands)
									Total Shareholder Return
2025	—	—	—	—	$756,328	$723,644	$562,985	$527,591	$13.33	$(12,973)
2024	—	—	—	—	$716,404	$647,143	$774,699	$633,681	$35.34	$(27,592)
2023	$116,807	$116,341	$432,000	$432,000	$664,055	$565,998	$154,500	$154,500	$64.36	$(12,470)
(1)
Dr. Gil Price (PEO 1) was appointed as our President and Chief Executive Officer and became our PEO as of November 3, 2021 and through January 2023. Joseph Hooker (PEO 2) served as our Interim President and Chief Executive Officer from January 2023 to August 2023 and was contracted to us from Korn Ferry. Hyung Heon Kim (PEO 3) was appointed as our Chief Executive Officer and President in August 2023. The Summary Compensation Total for PEO 1, PEO 2 and PEO 3 and the Average Summary Compensation Table Totals for non-PEO NEO are derived from the dollar amounts of total compensation paid for each individual in the corresponding fiscal year in the “Total” column of the Summary Compensation Table in this Proxy Statement and in the Company’s proxy statement for the fiscal year ended December 31, 2023. The non-PEO NEO for whom the average compensation is presented in this table for 2023, 2024 and 2025 is Marshall H. Woodworth, who served as our Acting Chief Financial Officer from October 25, 2023 until his appointment as our Chief Financial Officer on March 1, 2024.

(2)
The amounts shown as Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually realized or received by the applicable PEO or non-PEO NEO. These amounts reflect total compensation as set forth in the Summary Compensation Table for each year, adjusted with respect to Dr. Price, Mr. Kim and Mr. Woodworth as described in footnotes 3, 5 and 6 below, respectively.

(3)	Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for Dr. Price (PEO 1) as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718.

PEO 1
Prior FYE Current FYE Fiscal Year	12/31/2022 12/31/2023 2023	12/31/2023 12/31/2024 2024	12/31/2024 12/31/2025 2025
SCT Total	$116,807	—	—
Minus Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	—	—	—
Plus Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	—	—	—
Plus Change in Fair Value of Outstanding and Unvested Options Awards and Stock Awards Granted in Prior Fiscal Years	—	—	—
Plus Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	—	—	—
Plus Changes in Fair Values as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	—	—	—
Minus Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$(466)	—	—
Compensation Actually Paid	$116,341	—	—

(4)
Compensation Actually Paid was equal to the total compensation set forth in the Summary Compensation Table as none of the exclusions and inclusions to determine Compensation Actually Paid were applicable.

(5)	Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for Mr. Kim (PEO 3) as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718.

PEO 3
Prior FYE Current FYE Fiscal Year	12/31/2022 12/31/2023 2023	12/31/2023 12/31/2024 2024	12/31/2024 12/31/2025 2025
SCT Total	$664,055	$716,404	$756,328
Minus Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	$(386,915)	—	—
Plus Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$288,858	—	—
Plus Change in Fair Value of Outstanding and Unvested Options Awards and Stock Awards Granted in Prior Fiscal Years	—	$(48,840)	—
Plus Changes in Fair Values as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	—	$(20,421)	$(32,684)
Compensation Actually Paid	$565,998	$647,143	$723,644

(6)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for Mr. Woodworth (non-PEO NEO) as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718.

Non-PEO NEO
Prior FYE Current FYE Fiscal Year	12/31/2022 12/31/2023 2023	12/31/2023 12/31/2024 2024	12/31/2024 12/31/2025 2025
SCT Total	$154,500	$774,699	$562,985
Minus Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	—	$(209,015)	—
Plus Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	—	$67,997	—
Plus Change in Fair Value of Outstanding and Unvested Options Awards and Stock Awards Granted in Prior Fiscal Years	—	—	$(29,656)
Plus Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	—	—	—
Plus Changes in Fair Values as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	—	—	$(5,738)
Compensation Actually Paid	$154,500	$633,681	$527,591

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)
The following chart sets forth the relationship between Compensation Actually Paid (“CAP”) to our PEOs, the average CAP to our non-PEO NEO, and the Company’s TSR over the three most recently completed fiscal years.

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income (Loss)
The following chart sets forth the relationship between CAP to our PEOs, the average of CAP to our non-PEO NEO, and the Company’s net income (loss) over the three most recently completed fiscal years.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS
The following includes a summary of transactions since January 1, 2024 to which we have been a party, in which the amount involved in the transaction exceeded the lesser of $120,000 or 1% of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which any of our directors, nominees for director, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.
Recent Transactions with Dong-A
2024 Private Placement
On June 23, 2024, we entered into a Securities Purchase Agreement (the “2024 Securities Purchase Agreement”) with Dong-A and another institutional investor (the “2024 Private Placement”). Pursuant to the 2024 Securities Purchase Agreement, we issued to Dong-A 231,320 shares of our Common Stock, Series A Warrants to purchase up to 231,320 shares of our Common Stock (the “Series A Warrants”), and Series B Warrants to purchase up to 693,962 shares of our Common Stock (the “2024 Series B Warrants”) in a private placement pursuant to Section 4(a)(2) and Regulation D promulgated under the Securities Act. The Series A Warrants and the 2024 Series B Warrants have an exercise price of $43.23 per share and became exercisable as of September 18, 2024, which is the effective date of stockholder approval received at the company’s special meeting of stockholders for the issuance of the shares of Common Stock upon exercise of the Series A Warrants and the 2024 Series B Warrants. In connection with the 2024 Securities Purchase Agreement, Dong-A entered into a voting agreement, whereby it agreed to vote all shares of Common Stock that it or its affiliate beneficially owned with respect to any proposals presented to stockholders for approval on September 18, 2024. The Series A Warrants expired in June 2025, and the 2024 Series B Warrants will expire on the earlier of the five years anniversary of September 18, 2024 and within six months following the public announcement of MetaVia receiving positive Phase 1 Part 3 data readout for DA-1726.
In connection with the 2024 Private Placement, on June 23, 2024, we entered into a registration rights agreement with Dong-A and another institutional investor, pursuant to which, among other things, we were required to prepare and file with the SEC one or more registration statements to register for resale the shares of Common Stock sold in the 2024 Private Placement to Dong-A, as well as the shares issued to the other institutional investor in the 2024 Private Placement and in the registered direct offering (including the shares of Common Stock issuable upon exercise of the warrants issued in such offerings). On July 18, 2024, we filed a registration statement on Form S-1 to register such securities (the “Resale Registration Statement”). The Resale Registration Statement was declared effective by the SEC on July 24, 2024.
2025 Private Placement
In May 2025, we entered into a Securities Purchase Agreement (the “2025 Securities Purchase Agreement”) with Dong-A and Dong-A Holdings (the “2025 Private Placement”). Pursuant to the 2025 Securities Purchase Agreement, we issued (i) 861,758 shares of Common Stock for a price of $7.81 per share, and (ii) 418,651 pre-funded Common Stock purchase warrants to purchase up to 418,651 shares of Common Stock for a purchase price of $7.799 per pre-funded warrant (the “Private Placement Pre-Funded Warrants”), in a private placement pursuant to Section 4(a)(2) and Regulation D promulgated under the Securities Act. Each Private Placement Pre-Funded Warrant has an exercise price of $0.011 per share, and will be exercisable beginning on the effective date of receiving stockholder approval for the shares of Common Stock underlying the Private Placement Pre-Funded Warrants. Under the terms of the Private Placement Pre-Funded Warrants, we may not affect the exercise of any such Private Placement Pre-Funded Warrant, and a holder will not be entitled to exercise any portion of any Private Placement Pre-Funded Warrant, if, upon giving effect to such exercise, the aggregate number of shares of Common Stock beneficially owned by the holder (together with its affiliates, other persons acting or who could be deemed to be acting as a group together with the holder or any of the holder’s affiliates, and any other persons whose beneficial ownership of Common Stock would or could be aggregated with the holder’s or any of the holder’s affiliates for purposes of Section 13(d) or Section 16 of the Exchange Act) would exceed 19.99% of the number of shares of Common Stock outstanding immediately after giving effect to the exercise (the “Beneficial Ownership Limitation”), as such percentage ownership is calculated in accordance with Section 13(d) of the Exchange Act and the applicable regulations of the SEC. A holder may increase or decrease the Beneficial Ownership Limitation to a higher or lower percentage (not to exceed 19.99%), effective 61 days after written notice to us. Any such increase or decrease will apply only to that holder and not to any other holder of the Private Placement Pre-Funded Warrants.

In connection with the 2025 Private Placement, in May 2025, we entered into a registration rights agreement (the “Registration Rights Agreement”) with Dong-A and Dong-A Holdings, pursuant to which, among other things, we were required to prepare and file with the SEC one or more registration statements to register for resale the shares of Common Stock issued and underlying the Private Placement Pre-Funded Warrants that were sold in the 2025 Private Placement. The Registration Rights Agreement provides Dong-A and Dong-A Holdings with demand and piggyback registration rights, including the right to two long-form registration statements. In addition, we agreed to file, within 30 days following the receipt of stockholder approval, a registration statement to (i) register the shares and Private Placement Pre-Funded Warrants sold in the 2025 Private Placement (the “Registrable Securities”); and (ii) to use commercially reasonable efforts to cause each registration statement to be declared effective under the Securities Act, as promptly as possible after the filing thereof, but in any event no later than the 60th day after the receipt of stockholder approval (or in case the SEC reviews the registration statement, the 90th date after receiving stockholder approval); provided that if were are notified that the registration statement is not being reviewed or is no longer subject to comment, we are required to make the registration statement effective by the fourth trading day after such date. We have agreed to use commercially reasonable efforts to keep such registration statement continuously effective under the Securities Act until the date that all Registrable Securities covered by such registration statement have been sold or are otherwise able to be sold pursuant to Rule 144. In July 2025, we filed a registration statement on Form S-3 to register such securities (the “July Resale Registration Statement”). The July Resale Registration Statement was declared effective by the SEC on July 10, 2025.

PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The audit committee has appointed BDO USA, P.C. as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2026.
At the Annual Meeting, the stockholders are being asked to ratify the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Our audit committee is submitting the selection of BDO USA, P.C. to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. If this proposal does not receive the affirmative approval of a majority of the voting power of the shares present by remote communication or represented by proxy at the Annual Meeting and entitled to vote on the proposal, the audit committee would reconsider the appointment. Notwithstanding its selection and even if our stockholders ratify the selection, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the audit committee believes that such a change would be in our best interests and the interests of our stockholders.
Representatives of BDO USA, P.C. are expected to be present at the Annual Meeting by remote communication. They will have an opportunity to make a statement if they so desire.
Service Fees Paid to the Independent Registered Public Accounting Firm
The audit committee has considered the scope and fee arrangements for all services provided by BDO USA, P.C., taking into account whether the provision of non-audit-related services is compatible with maintaining BDO USA, P.C.’s independence. The following table presents fees for professional audit services rendered by BDO USA, P.C. for the audit of the annual financial statements for the years ended December 31, 2025 and 2024 (in thousands).

Fee Category	Fiscal Year 2025	Fiscal Year 2024
Audit Fees	$704	$570
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$704	$570

Audit fees consist of fees billed for services relating to the audit of our annual financial statements and review of our quarterly financial statements, and services that are normally provided in connection with statutory and regulatory filings or engagements, comfort letters, reports on an issuer’s internal controls and review of documents to be filed with the SEC (e.g., periodic filings, registration statements, and company responses to SEC comment letters).
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our audit committee generally pre-approves all audit and permitted non-audit and tax services provided by the independent registered public accounting firm. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. Our audit committee may also pre-approve particular services on a case-by-case basis. All of the services relating to the fees described in the table above were approved by our audit committee.
THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL 2.

PROPOSAL 3

APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO
EFFECT A REVERSE SPLIT OF OUR OUTSTANDING COMMON STOCK
General
The Board has unanimously approved an amendment to the Certificate of Incorporation to effect a reverse split of our shares of the Common Stock to occur any time prior to the first anniversary of its approval by the Company’s stockholders at a ratio in the range of 1-for-5 to 1-for-22, to be determined at the discretion of the Board, whereby each outstanding 5 to 22 shares of the Common Stock would be combined, converted and changed into one share of the Common Stock. A form of the certificate of amendment to the Certificate of Incorporation for the reverse stock split (the “Reverse Stock Split Certificate of Amendment”) is attached hereto as Appendix A. The following discussion is qualified in its entirety by the full text of the Reverse Stock Split Certificate of Amendment, which is incorporated herein by reference.
The Board has recommended that the proposed Reverse Stock Split Certificate of Amendment to effect the reverse stock split be presented to the Company’s stockholders for approval. If the Reverse Stock Split Certificate of Amendment is approved by the holders of majority of the votes cast at the Annual Meeting, the Board will have discretion to determine, as it deems to be in the best interest of the Company’s stockholders, the specific ratio to be used within the range described above and the timing of the reverse stock split, which must occur any time prior to the first anniversary of its approval by the Company’s stockholders. The Board believes that stockholder approval of the range of reverse stock split ratios (as opposed to approval of a single reverse stock split ratio) provides the Board with maximum flexibility to achieve the purpose of a reverse stock split, as discussed below, and therefore is in the best interests of the Company and its stockholders.
The Board may, in its discretion, determine not to effect the reverse stock split if it determines, subsequent to obtaining stockholder approval, that such action is not in the best interests of the Company. By voting in favor of the reverse stock split, you are expressly authorizing the Board to determine not to proceed with, and abandon, the reverse stock split if it should so decide.
Reasons for the Reverse Stock Split
Our Common Stock is traded on Nasdaq under the symbol “MTVA.” The Board is submitting the Reverse Stock Split Certificate of Amendment to our stockholders for approval with the primary intent of increasing the market price of our Common Stock on Nasdaq to enhance our ability to continue to meet the continued listing requirements of Nasdaq and to make our Common Stock more attractive to a broader range of institutional and other investors. In addition to increasing the market price of our Common Stock, a reverse stock split would also reduce certain of our costs, as discussed below. Accordingly, for these and other reasons discussed below, the Board is asking the stockholders to grant it the authority, at its discretion, to effect a reverse stock split, which the Board believes is in the best interests of the Company and its stockholders.
We believe that a reverse stock split will enhance our ability to maintain our listing on Nasdaq. Reducing the number of outstanding shares of our Common Stock should, absent other factors, increase the per share market price of our Common Stock, although we cannot provide any assurance that the price of our Common Stock would, whether immediately or over the longer term, reflect the proportionate ratio of any reverse stock split that we may effectuate.
Additionally, we believe that a reverse stock split will make our Common Stock more attractive to a broader range of institutional and other investors, as we have been advised that the current market price of our Common Stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that a reverse stock split will make our Common Stock a more attractive and cost effective investment for many investors, which would enhance the liquidity of the holders of our Common Stock.

Reducing the number of outstanding shares of our Common Stock through a reverse stock split is intended, absent other factors, to increase the per share market price of our Common Stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock. As a result, there can be no assurance that a reverse stock split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following a reverse stock split or that the market price of our Common Stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our Common Stock after a reverse stock split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the reverse stock split. Accordingly, the total market capitalization of our Common Stock after a reverse stock split may be lower than the total market capitalization before the reverse stock split. See “Certain Risk Factors Associated with the Reverse Stock Split or Nasdaq Delisting” below for more information.
Determination of the Reverse Stock Split Ratio
In determining the ratio to be used, the Board will consider various factors, including but not limited to:
•	the potential impact and anticipated benefits to the Company and its stockholders;
•	market conditions and existing and expected market price of the Common Stock at such time;
•	existing and expected marketability of the Common Stock;
•	the number of shares that will be outstanding after the reverse stock split;
•	the stockholders’ equity at such time; and
•	the trading volume of the Common Stock at such time.
Impact of the Reverse Stock Split, if Implemented
The Certificate of Incorporation currently authorizes the issuance of 100,000,000 shares of Common Stock, par value $0.001 per share. As of the Record Date, the Company had: 5,164,370 shares of Common Stock issued and outstanding, 420 shares of Common Stock issuable upon the exercise of outstanding stock options, 10,107,106 shares of Common Stock issuable upon the exercise of outstanding warrants, 138,613 shares of Common Stock issuable upon the vesting of RSUs, and 151,223 shares of Common Stock reserved for issuance under our 2022 Equity Incentive Plan and 2021 Inducement Plan (the “Inducement Plan”).
As a matter of Delaware law, the implementation of a reverse stock split does not require a reduction in the total number of authorized shares. If the Company’s stockholders adopt and approve the Reverse Stock Split Certificate of Amendment and the reverse stock split is implemented by the Company, the authorized number of shares of the Common Stock would not be reduced by the reverse stock split ratio determined by the Board.
If approved and effected, the reverse stock split will automatically apply to all shares of the Common Stock, and each stockholder will own a reduced number of shares of the Common Stock. However, except for adjustments that may result from the treatment of fractional shares, as described below, or as a result of adjustments to the conversion prices of certain convertible securities, as described below, the reverse stock split will not affect any stockholder’s percentage ownership or proportionate voting power.
Based on the Company’s capitalization as of the Record Date, the principal effect of the reverse stock split (at a ratio between 1-for-5 to 1-for-22), not taking into account the treatment of fractional shares described under “Procedure for Effecting the Reverse Stock Split-Treatment of Fractional Shares” below, would be that:
•	the number of shares of the Common Stock issued and outstanding would be reduced from 5,164,370 shares to between approximately 234,744 shares and 1,032,874 shares;
•
the number of shares of the Common Stock issuable upon the exercise of outstanding stock options would be reduced from 420 to between approximately 19 shares and 84 shares (and the respective exercise prices of the stock options would increase by a factor equal to the inverse of the split ratio);

•
the number of shares of the Common Stock issuable upon the exercise of outstanding warrants would be reduced from 10,107,106 to between approximately 459,413 shares and 2,021,421 shares (and the respective exercise prices of the warrants would increase by a factor equal to the inverse of the split ratio);

•	the number of shares of Common Stock issuable upon the vesting of RSUs would be reduced from 138,613 to between approximately 6,300 shares and 27,722 shares;
•
the aggregate number of shares of the Common Stock reserved for issuance, in connection with future awards under our 2022 Equity Incentive Plan and the Inducement Plan would be reduced from 151,223 to between approximately 6,873 shares and 30,244 shares;

•	the number of shares of the authorized Common Stock would remain unchanged at 100,000,000 shares;
•	the 10,000,000 shares of the Company’s authorized preferred stock would remain unchanged; and
•
the number of shares of the Common Stock that are authorized, but unissued and unreserved, would increase from 84,438,268 to between approximately 96,887,655 shares and 99,292,651 shares; and the par value of the Common Stock and the Company’s preferred stock would remain unchanged at $0.001 per share, and, as a result, the stated capital attributable to Common Stock on the Company’s balance sheet would be reduced proportionately based on the reverse stock split ratio, the additional paid-in capital account would be credited with the amount by which the stated capital is reduced, and the per-share net income or loss and net book value of the Common Stock would be restated because there would be fewer shares of Common Stock outstanding.

The following table contains approximate information relating to the Common Stock immediately following the reverse stock split under certain possible exchange ratios, based on share information as of the Record Date. All share numbers are rounded down to the nearest whole share but otherwise do not reflect the potential effect of rounding down for fractional shares that may result from the reverse stock split.

	Pre-Reverse Split	1-for-5	1-for-22
Number of authorized shares of Common Stock	100,000,000	100,000,000	100,000,000
Number of outstanding shares of Common Stock	5,164,370	1,032,874	234,744
Number of shares of Common Stock issuable upon exercise of outstanding stock options	420	84	19
Number of shares of Common Stock issuable upon exercise of outstanding warrants	10,107,106	2,021,421	459,413
Number of shares of Common Stock issuable upon the vesting of RSUs	138,613	27,722	6,300
Number of shares of Common Stock reserved for issuance in connection with future awards under our 2022 Equity Incentive Plan and Inducement Plan	151,223	30,244	6,873
Number of shares of Common Stock authorized, but unissued and unreserved	84,438,268	96,887,655	99,292,651

See also “Certain Risk Factors Associated with the Reverse Stock Split or Nasdaq Delisting” and “Procedure for Effecting the Reverse Stock Split-Treatment of Fractional Shares” below for additional information regarding the potential impact of the reverse stock split.
Potential Anti-Takeover and Dilutive Effects
The number of authorized shares of the Common Stock and preferred stock will not be reduced as a result of the reverse stock split. The Common Stock and preferred stock that is authorized but unissued provide the Board with flexibility to effect, among other transactions, public or private financings, acquisitions, strategic partnerships, stock dividends, stock splits, conversions of convertible securities and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by the Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. Following the reverse stock split, the Board would continue to have the authority to issue additional shares from time to time without further action by the stockholders except as may be required by applicable law or regulations. The Reverse Stock Split Certificate of Amendment is not being recommended in response to any specific effort of which we are aware to obtain control of us, nor does the Board have any present intent to use the authorized but unissued Common Stock or preferred stock to impede a takeover attempt.

Certain Risk Factors Associated with the Reverse Stock Split or Nasdaq Delisting
A reverse stock split may negatively impact the market for the Common Stock.
Factors such as our financial results, market conditions and the market perception of our business may adversely affect the market price of the Common Stock. As a result, there can be no assurance that the total market capitalization of the Common Stock after the proposed reverse stock split will be equal to or greater than the total market capitalization before the proposed reverse stock split or that the per share market price of the Common Stock following the reverse stock split will increase in proportion to the reduction in the number of shares of Common Stock outstanding before the reverse stock split. A decline in the market price of the Common Stock after the reverse stock split may result in a greater percentage decline than would occur in the absence of a reverse stock split, and the liquidity of the Common Stock could be adversely affected following such a reverse stock split.
In addition, the reverse stock split may increase the number of stockholders who own odd lots (less than 100 shares). Any stockholder who owns fewer than 500 to 2,200 shares of Common Stock, depending on the final ratio, prior to the reverse stock split will own fewer than 100 shares of Common Stock following the reverse stock split. Stockholders who hold odd lots typically experience an increase in the cost of selling their shares and may have greater difficulty in effecting sales. Furthermore, some stockholders may cease being stockholders of the Company following the reverse stock split. Any stockholder who owns fewer than 5 to 22 shares of Common Stock, depending on the final ratio, prior to the reverse stock split will own less than one share of Common Stock following the reverse stock split and therefore such stockholder will receive cash equal to the market value of such fractional share and cease being a stockholder of the Company, as further described below under “Procedure for Effecting the Reverse Stock Split-Treatment of Fractional Shares”.
The market price of the Common Stock will also be based on our performance and other factors, including those factors listed under the heading “Risk Factors” and elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2025 and other reports that we file with the SEC. There can also be no assurance that the minimum bid price per share of the Common Stock will remain in excess of $1.00 following the reverse stock split for a sustained period of time, if at all.
If the price of the Common Stock trades below $1.00 per share for a sustained period or we do not meet other continued listing requirements, the Common Stock may be delisted from Nasdaq, which could affect the market price and liquidity for the Common Stock and reduce our ability to raise additional capital.
We continue to monitor the closing bid price of the Common Stock and consider our available options to maintain compliance with the minimum bid price requirements set forth in Nasdaq Listing Rule 5550(a)(2) for continued listing on Nasdaq (“Minimum Bid Price Requirement”). There can be no assurance that we will be able to maintain compliance with the Minimum Bid Price Requirement or that we will otherwise be in compliance with other Nasdaq listing criteria. If we fail to meet the applicable continued listing requirements for Nasdaq in the future, Nasdaq may delist the Common Stock.
Delisting from Nasdaq could adversely affect our ability to raise additional financing through the public or private sale of equity securities, would significantly affect the ability of investors to trade our securities and would negatively affect the value and liquidity of the Common Stock. Delisting could also have other negative results, including the potential loss of confidence by employees, the loss of institutional investor interest and fewer business development opportunities. If the Common Stock is delisted by Nasdaq, the price of the Common Stock may decline, and the Common Stock may be eligible to trade on the OTC Bulletin Board, another over-the-counter quotation system, or on the pink sheets where an investor may find it more difficult to dispose of their Common Stock or obtain accurate quotations as to the market value of the Common Stock. Further, if we are delisted, we would incur additional costs under requirements of state “blue sky” laws in connection with any sales of our securities. These requirements could severely limit the market liquidity of the Common Stock and the ability of our stockholders to sell the Common Stock in the secondary market.
In addition, if the Common Stock is delisted from Nasdaq and the trading price remains below $5.00 per share, trading in the Common Stock might also become subject to the requirements of certain rules promulgated under the Exchange Act, which require additional disclosure by broker-dealers in connection with any trade involving a stock defined as a “penny stock” (generally, any equity security not listed on a national securities exchange or quoted on Nasdaq that has a market price of less than $5.00 per share, subject to certain exceptions).

If we seek to implement a reverse stock split, the announcement or implementation of a reverse stock split could have a significantly negative effect on the price of the Common Stock. In 2020, Nasdaq Listing Rule 5810 was amended to expedite delisting of securities of companies under certain circumstances, including where a company has had one or more reverse stock splits with a cumulative ratio of 1 for 250 or more shares over the prior two-year period. As a result of the changes to Nasdaq Listing Rule 5810 in 2020, if a company fell out of compliance with the Minimum Bid Price Requirement after completing more than one reverse stock split over the immediately preceding two years that cumulatively resulted in a ratio of 1 for 250 shares, the company would not be able to avail itself of any bid price compliance periods under Nasdaq Listing Rule 5810(c)(3)(A), and Nasdaq would instead require the issuance of a delisting determination. In January of 2025, Nasdaq Listing Rule 5810(c)(3)(A)(iv) was further amended to provide that any company that has effected a reverse stock split over the prior one year period or has effected one or more reverse stock splits over the prior two year period (with a cumulative ratio of 250 shares or more to one), will be ineligible for any compliance period to cure a deficiency under the Minimum Bid Price Requirement. Any company that receives a delisting determination under these circumstances following the January 2025 amendments to Nasdaq Listing Rule 5810(c)(3)(A)(iv) may still appear for a hearing before a Nasdaq panel.
We continue to actively monitor our performance with respect to the listing standards and are considering available options to maintain compliance with the Nasdaq rules. There can be no assurance that we will be able to maintain compliance with Nasdaq listing standards even if we implement a reverse stock split.
A reverse stock split would increase our authorized but unissued shares of Common Stock, which could negatively impact a potential investor if they purchased shares of Common Stock.
Because the number of authorized shares of the Common Stock will not be reduced proportionately, the reverse stock split will increase the Board’s ability to issue authorized and unissued shares without further stockholder action. The issuance of additional shares of Common Stock or securities convertible into Common Stock may have a dilutive effect on earnings per share and relative voting power and may cause a decline in the trading price of the Common Stock. The Company could use the shares that are available for future issuance in dilutive equity financing transactions, or to oppose a hostile takeover attempt or delay or prevent changes in control or changes in or removal of management, including transactions that are favored by a majority of the stockholders or in which the stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner.
Procedure for Effecting the Reverse Stock Split
When and if the Board decides to implement the reverse stock split at any time before the first anniversary of its approval by the stockholders, the Company will provide all required notices and information to Nasdaq in a timely manner and file the Reverse Stock Split Certificate of Amendment with the Secretary of State of the State of Delaware to amend its existing Certificate of Incorporation. The reverse stock split will become effective upon filing the Reverse Stock Split Certificate of Amendment with the Secretary of State of the State of Delaware or at a later date and time set forth therein, if any, which effective time is referred to as the “reverse stock split effective date”. Beginning on the reverse stock split effective date, each certificate representing pre-reverse stock split shares will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares. The text of the Reverse Stock Split Certificate of Amendment is set forth in Appendix A to this Proxy Statement. The text of the Reverse Stock Split Certificate of Amendment is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board deems necessary and advisable to effect the reverse stock split, including the applicable ratio for the reverse stock split.
After the reverse stock split effective date, the Common Stock will have a new CUSIP number, which is a number used to identify securities, and stock certificates (if any) with the old CUSIP number will need to be exchanged for new stock certificates with the new CUSIP number using the procedures described below.
Exchange of Stock Certificates
As soon as practicable after the effective date of the reverse stock split, any stockholders holding certificated shares will be notified that the reverse stock split has been effected. Equiniti Trust Company, LLC, the Company’s transfer agent, will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-split shares in certificated form will be asked to surrender to the exchange agent certificates representing pre-split shares in exchange for certificates representing post-split shares in accordance with the procedures to be set forth in a letter of transmittal that will be delivered to the stockholders. No new certificates will be issued to a stockholder until the stockholder has surrendered to the exchange agent his, her or its outstanding certificate(s) together with the properly completed and executed letter of transmittal.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM FROM THE EXCHANGE AGENT.
STOCKHOLDERS ARE ENCOURAGED TO PROMPTLY SURRENDER CERTIFICATES TO THE EXCHANGE AGENT FOLLOWING RECEIPT OF TRANSMITTAL FORMS IN ORDER TO AVOID HAVING SHARES POSSIBLY BECOMING SUBJECT TO ESCHEAT LAWS.
Stockholders whose shares are held by their stockbroker do not need to submit old share certificates for exchange. Their accounts will automatically reflect the new quantity of shares based on the selected reverse stock split ratio. Beginning on the reverse stock split effective date, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.
Treatment of Fractional Shares
To avoid the existence of fractional shares of Common Stock after the reverse stock split, fractional shares that would be created as a result of the reverse stock split will be rounded down to the next whole share and the stockholder will receive cash equal to the market value of the fractional share, determined by multiplying such fraction by the closing sales price of the Common Stock as reported on Nasdaq on the last trading day before the reverse stock split effective date (as adjusted to give effect to the reverse stock split). The ownership of a fractional share will not give the holder any voting, dividend or other right except to receive the cash payment therefor. If a stockholder is entitled to a cash payment in lieu of any fractional share, a check will be mailed to the stockholder’s registered address as soon as practicable after the reverse stock split effective date. By signing and cashing the check, stockholders will warrant that they owned the shares of Common Stock for which they received such cash payment.
No Appraisal Rights
Under the Delaware General Corporation Law, our stockholders do not have a right to dissent and are not entitled to appraisal rights with respect to the proposed Reverse Stock Split Certificate of Amendment to effect the reverse stock split, and we will not independently provide our stockholders with any such rights.
Material Federal Income Tax Consequences
The following discussion of certain U.S. federal income tax consequences to the Company’s stockholders of the reverse stock split, if effected, does not purport to be a complete discussion of all of the possible U.S. federal income tax consequences and is included for general information only. It is not intended as tax advice to any person and is not a comprehensive description of the tax consequences that may be relevant to each stockholder’s own particular circumstances. The discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. This discussion addresses only those stockholders who hold their pre-reverse stock split shares as “capital assets” as defined in the Code (generally, property held for investment) and will hold the shares received in the reverse stock split as capital assets. This summary does not address any U.S. federal tax consequences other than U.S. federal income tax consequences (such as estate or gift tax consequences), the Medicare tax on net investment income, or any U.S. state, local or foreign tax consequences, nor does it address the tax consequences to stockholders that are subject to special tax rules, such as, without limitation, stockholders who are subject to the alternative minimum tax, banks, insurance companies, regulated investment companies, personal holding companies, stockholders who are not “United States persons” as defined in Section 7701(a)(30) of the Code, U.S. persons whose functional currency is not the U.S. dollar, broker-dealers, tax-exempt entities, or S corporations, partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (or investors therein). If a partnership or other entity or arrangement treated as a partnership for U.S. federal income tax purposes holds pre-reverse stock split shares of the Common Stock, the U.S. federal income tax treatment of a partner of the partnership will depend on the status of the partner and the activities of the partnership and upon certain determinations made at the partnership level. Partners in partnerships holding the Common Stock are urged to consult their own tax advisors about the U.S. federal income tax consequences of the reverse stock split. Changes to the laws, such as future legislative, judicial or administrative changes or interpretations thereof, could alter the tax consequences described below, possibly with retroactive effect. The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the U.S. federal income tax consequences of the reverse stock split.
The Company will not recognize any gain or loss as a result of the reverse stock split.

Tax Considerations Applicable to U.S. Holders
Definition of a U.S. Holder
For purposes of this discussion, a “U.S. Holder” is a stockholder that, for U.S. federal income tax purposes, is or is treated as any of the following:
•	an individual who is a citizen or resident of the United States;
•	a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia;
•	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or
•
a trust that (1) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (2) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

U.S. Holders are advised to consult their own tax advisers regarding the U.S. federal income tax consequences of the reverse stock split in light of their personal circumstances and the consequences under state, local and foreign tax laws, and also as to any estate or gift tax considerations.
Exchange Pursuant to Reverse Stock Split
The reverse stock split is intended to qualify as a “reorganization” under Section 368 of the Code that should constitute a “recapitalization” for U.S. federal income tax purposes. A recapitalization under Section 368 of the Code should result in no gain or loss being recognized by a U.S. Holder upon such stockholder’s exchange of pre-reverse stock split shares of the Common Stock for post-reverse stock split shares of the Common Stock pursuant to the reverse stock split, except to the extent of cash, if any, received in lieu of fractional shares, further described in “Cash in Lieu of Fractional Shares” below. The aggregate tax basis of the post-reverse stock split shares of the Common Stock received in the reverse stock split, including any fractional share deemed to have been received, should be equal to the aggregate tax basis of the pre-reverse stock split shares of the Common Stock exchanged therefor, and the holding period of the post-reverse stock split shares of the Common Stock should include the holding period of the pre-reverse stock split shares of the Common Stock.
Cash in Lieu of Fractional Shares
A U.S. Holder who receives cash in lieu of a fractional post-reverse stock split share of the Common Stock should generally be treated as having received such fractional share pursuant to the reverse stock split and then as having exchanged such fractional share for cash in a redemption of such fractional share. The amount of any gain or loss should be equal to the difference between the ratable portion of the tax basis of the pre-reverse stock split shares of the Common Stock exchanged in the reverse stock split that is allocated to such fractional share and the cash received in lieu thereof. In general, any such gain or loss should constitute a long-term capital gain or loss if the U.S. Holder’s holding period for such pre-reverse stock split shares of the Common Stock exceeds one year at the time of the reverse stock split. Deductibility of capital losses by U.S. Holders is subject to limitations. Depending on a U.S. Holder’s individual facts and circumstances, it is possible that cash received in lieu of a fractional share could be treated as a distribution under Section 301 of the Code, so stockholders should consult their own tax advisors as to that possibility and the resulting tax consequences to them in that event.
Tax Considerations Applicable to Non-U.S. Holders
For purposes of this discussion, a “Non-U.S. Holder” is a stockholder that is neither a U.S. Holder nor a partnership or other entity or arrangement treated as a partnership for U.S. federal income tax purposes. Generally, Non-U.S. Holders would not recognize any gain or loss upon the reverse stock split. In particular, gain or loss would not be recognized with respect to cash received in lieu of a fractional share provided that (i) such gain or loss is not effectively connected with the conduct of a trade or business in the United States (or, if certain income tax treaties apply, is not attributable to a Non-U.S. Holder’s permanent establishment in the United States) and (ii) the Non-U.S. Holder is not a nonresident alien individual present in the United States for 183 days or more during the taxable year of the reverse stock split and certain other conditions are met.
Gain recognized by a Non-U.S. Holder attributable to cash received in lieu of a fractional share of post-reverse stock split share of the Common Stock could be treated as a distribution under Section 301 of the Code (which could be subject to U.S. federal income or withholding tax) instead of capital gain. Non-U.S. Holders of our Common Stock should consult their own tax advisors to determine the extent to which their receipt of cash in lieu of fractional shares of post-reverse stock split share of the Common Stock could be treated as such. To the extent any gain is realized, such gain may be subject to withholding for U.S. federal income taxes equal to 30% of any cash payments made to a Non-U.S. Holder.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 3.

PROPOSAL 4

APPROVAL OF THE FIRST AMENDMENT TO OUR 2022 EQUITY INCENTIVE PLAN
Our stockholders are being asked to approve the first amendment to our 2022 Equity Incentive Plan (the “First Amendment”). On April 2, 2026, our Board, upon the recommendation of our Compensation Committee, approved the First Amendment, subject to stockholder approval at the Annual Meeting. Our 2022 Equity Incentive Plan was initially adopted by our Board on November 8, 2022, approved by our stockholders on December 22, 2022 and amended by the Board on November 29, 2024.
We use awards under our 2022 Equity Incentive Plan to attract and retain key employees, consultants, officers and non-employee directors, ensure that our compensation program provides appropriate incentives to motivate our key employees, consultants, officers and non-employee directors to contribute to our long-term performance and growth, develop a culture of ownership and further align the interests of the participants in our 2022 Equity Incentive Plan with those of our stockholders. The life sciences market is highly competitive, and our results are largely attributable to the talents, expertise, efforts and dedication of our employees, consultants, officers and non-employee directors. Our compensation program, including the granting of equity compensation, is a crucial way to attract and recruit new employees and consultants and retain existing employees and consultants, with equity compensation serving as our primary recruitment, retention and motivational tool as opposed to cash compensation. Stockholder approval of the First Amendment will permit us to continue to grant equity compensation awards to our key employees, consultants, officers and non-employee directors in furtherance of this philosophy.
We are not proposing any change to the “evergreen” provision of our 2022 Equity Incentive Plan. Pursuant to such provision, the number of shares of our Common Stock reserved for issuance under our 2022 Equity Incentive Plan will automatically increase on January 1st of each year for a period of eight years commencing on January 1, 2025 and ending on (and including) January 1, 2032 to an amount equal to 10% of the fully diluted shares as of the last day of the preceding calendar year; provided, however that the Board may act prior to the effective date of any such annual increase to provide that the increase for such year will be a lesser number of shares of Common Stock.
Our Board has determined that it is in the best interests of us and our stockholders to approve the First Amendment. Pursuant to the terms and conditions of the First Amendment, our 2022 Equity Incentive Plan would be amended to increase the aggregate number of shares of Common Stock that may be issued pursuant to Awards (as defined in our 2022 Equity Incentive Plan) by 200,000 shares of Common Stock.
The full text of the proposed First Amendment is set forth on Appendix B to this Proxy Statement. The full text of our 2022 Equity Incentive Plan (not reflecting the proposed First Amendment) is set forth on Appendix C to this Proxy Statement. The material features of our 2022 Equity Incentive Plan are summarized below, although stockholders should review the full text of our 2022 Equity Incentive Plan and the First Amendment for a full understanding of their contents. If our stockholders approve the First Amendment, a Registration Statement on Form S-8 covering the additional shares available for issuance will be filed with the SEC.
Our officers and non-employee directors have an interest in this Proposal 4 due to their participation in our 2022 Equity Incentive Plan.
As of January 1, 2026, we had 261,707 shares of our Common Stock remaining available for issuance for awards under our 2022 Equity Incentive Plan.
We are Committed to Using the Shares Available Under our 2022 Equity Incentive Plan Prudently to Advance the Company’s Interests
We continue to believe that equity awards such as stock options and other types of stock awards are a vital part of our overall compensation program. Our compensation philosophy reflects broad-based eligibility for equity incentive awards, and we grant awards to substantially all of our employees. However, we recognize that equity awards dilute existing stockholders, and, therefore, we must responsibly manage our use of equity compensation.
We are committed to effectively monitoring our equity compensation share reserve, including our burn rate, to ensure that we maximize stockholders’ value by granting the appropriate number of equity incentive awards necessary to attract, reward, and retain employees.

Summary of the 2022 Equity Incentive Plan, as proposed to be amended
The material features of the 2022 Equity Incentive Plan, as proposed to be amended, are described below. The following description of the 2022 Equity Incentive Plan is a summary only and is qualified in its entirety by reference to the complete text of the First Amendment and the 2022 Equity Incentive Plan.
Awards
The 2022 Equity Incentive Plan provides for the grant of incentive stock options (“ISOs”), nonstatutory stock options (“NSOs”), stock appreciation rights, restricted stock awards, RSU awards, performance awards and other forms of awards to employees, directors and consultants, including employees and consultants of the Company’s affiliates.
Authorized Shares
The maximum number of shares of Common Stock that may be issued under the 2022 Equity Incentive Plan will not exceed (i) 506,201 shares, plus (ii) the prior plan’s available reserve, plus (iii) the number of returning shares, if any, as such shares become available from time to time. In addition, subject to any adjustments as necessary to implement any capitalization adjustments, such aggregate number of shares of Common Stock will automatically increase on January 1st of each year for a period of eight years commencing on January 1, 2025 and ending on (and including) January 1, 2032, to an amount equal to 10% of the fully diluted shares as of the last day of the preceding calendar year; provided, however that the Board may act prior to the effective date of any such annual increase to provide that the increase for such year will be a lesser number of shares of Common Stock. The maximum number of shares of Common Stock that may be issued on the exercise of ISOs under the 2022 Equity Incentive Plan is 1,000,000 shares of the Company Stock plus the amount of any increase in the number of shares that may be available for issuance pursuant to awards, but in no event shall more than 15,000,000 shares of the Company Stock be issued as ISOs.
Shares subject to stock awards granted under the 2022 Equity Incentive Plan that expire or terminate without being exercised in full or that are paid out in cash rather than in shares do not reduce the number of shares available for issuance under the 2022 Equity Incentive Plan. If any shares of Common Stock issued pursuant to a stock award are forfeited back to or repurchased or reacquired by the Company (i) because of a failure to meet a contingency or condition required for the vesting of such shares; (ii) to satisfy the exercise, strike or purchase price of an award; or (iii) to satisfy a tax withholding obligation in connection with an award, the shares that are forfeited or repurchased or reacquired will revert to and again become available for issuance under the 2022 Equity Incentive Plan.
Plan Administration
Our Board, or a duly authorized committee of our Board, will administer the 2022 Equity Incentive Plan and is referred to as the “plan administrator.” Our Board has determined that the compensation committee will be the plan administrator. The plan administrator may also delegate to one or more of the Company’s officers the authority to: (i) designate employees (other than officers) to receive specified stock awards; and (ii) determine the number of shares subject to such stock awards. Under the 2022 Equity Incentive Plan, the plan administrator has the authority to determine award recipients, grant dates, the numbers and types of stock awards to be granted, the applicable fair market value, and the provisions of each stock award, including the period of exercisability and the vesting schedule applicable to a stock award.
Under the 2022 Equity Incentive Plan, the plan administrator also generally has the authority to effect, with the consent of any materially adversely affected participant, (i) the reduction of the exercise, purchase, or strike price of any outstanding option or stock appreciation right; (ii) the cancellation of any outstanding option or stock appreciation right and the grant in substitution therefore of other awards, cash, or other consideration; or (iii) any other action that is treated as a repricing under U.S. GAAP.
Eligibility and Participation
All current and prospective eligible employees and consultants and all current non-employee directors are eligible to be granted non-qualified stock options, restricted stock awards and other stock-based awards under the 2022 Equity Incentive Plan. As of December 31, 2025, we have six non-employee directors, two executive officers and six non-executive employees eligible to receive awards under the 2022 Equity Incentive Plan. Only employees of ours are eligible to be granted ISOs under the 2022 Equity Incentive Plan. Eligibility for awards under the 2022 Equity Incentive Plan is determined by the plan administrator in its sole discretion.

Types of Awards
Stock Options. ISOs and NSOs are granted under stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for stock options, within the terms and conditions of the 2022 Equity Incentive Plan; provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of Common Stock on the date of grant. Options granted under the 2022 Equity Incentive Plan vest at the rate specified in the stock option agreement as determined by the plan administrator.
The plan administrator determines the term of stock options granted under the 2022 Equity Incentive Plan, up to a maximum of 10 years. Unless the terms of an optionholder’s stock option agreement provide otherwise, if an optionholder’s service relationship with the Company or any of its affiliates ceases for any reason other than disability, death, or cause, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. This period may be extended in the event that exercise of the option is prohibited by applicable securities laws. If an optionholder’s service relationship with us or any of our affiliates ceases due to death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 18 months following the date of death. If an optionholder’s service relationship with us or any of our affiliates ceases due to disability, the optionholder may generally exercise any vested options for a period of 12 months following the cessation of service. In the event of a termination for cause, options generally terminate upon the termination date. In no event may an option be exercised beyond the expiration of its term.
Acceptable consideration for the purchase of Common Stock issued upon the exercise of a stock option will be determined by the plan administrator and may include: (i) cash, check, bank draft or money order; (ii) a broker-assisted cashless exercise; (iii) the tender of shares of Common Stock previously owned by the optionholder; (iv) a net exercise of the option if it is an NSO; or (v) other legal consideration approved by the plan administrator. Unless the plan administrator provides otherwise, options or stock appreciation rights generally are not transferable except by will or the laws of descent and distribution. Subject to approval of the plan administrator or a duly authorized officer, an option may be transferred pursuant to a domestic relations order, official marital settlement agreement, or other divorce or separation instrument.
Tax Limitations on ISOs. The aggregate fair market value, determined at the time of grant, of Common Stock with respect to ISOs that are exercisable for the first time by an award holder during any calendar year under all of our stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of the Company’s total combined voting power or that of any of its parent or subsidiary corporations unless: (i) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant; and (ii) the term of the ISO does not exceed five years from the date of grant.
RSU Awards. RSU awards are granted under RSU award agreements adopted by the plan administrator. RSU awards may be granted in consideration for any form of legal consideration that may be acceptable to our Board and permissible under applicable law. An RSU award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator, or in any other form of consideration set forth in the RSU award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by an RSU award. Except as otherwise provided in the applicable award agreement, RSU awards that have not vested will be forfeited once the participant’s continuous service ends for any reason.
Restricted Stock Awards. Restricted stock awards are granted under restricted stock award agreements adopted by the plan administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, past or future services to us, or any other form of legal consideration that may be acceptable to our Board and permissible under applicable law. The plan administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with the Company ends for any reason, it may receive any or all of the shares of Common Stock held by the participant that have not vested as of the date the participant terminates service with us through a forfeiture condition or a repurchase right.
Stock Appreciation Rights. Stock appreciation rights are granted under stock appreciation right agreements adopted by the plan administrator. The plan administrator determines the purchase price or strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of Common Stock on the date of grant. A stock appreciation right granted under the 2022 Equity Incentive Plan vests at the rate specified in the stock appreciation right agreement as determined by the plan administrator. Stock appreciation rights may be settled in cash or shares of Common Stock or in any other form of payment as determined by our Board and specified in the stock appreciation right agreement.
The plan administrator determines the term of stock appreciation rights granted under the 2022 Equity Incentive Plan, up to a maximum of 10 years. If a participant’s service relationship with us or any of our affiliates ceases for any reason other than cause, disability, or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. This period may be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws. If a participant’s service relationship with us, or any of our affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, stock appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause. In no event may a stock appreciation right be exercised beyond the expiration of its term.
Performance Awards. The 2022 Equity Incentive Plan permits the grant of performance awards that may be settled in stock, cash or other property. Performance awards may be structured so that the stock or cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period. Performance awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.
The performance goals may be based on any measure of performance selected by our Board. The performance goals may be based on company-wide performance or performance of one or more business units, divisions, affiliates, or business segments, and may be either absolute or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by our Board at the time the performance award is granted, the Board will appropriately make adjustments in the method of calculating the attainment of performance goals as follows: (i) to exclude restructuring charges; (ii) to exclude exchange rate effects; (iii) to exclude the effects of changes to generally accepted accounting principles; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; (v) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under U.S. GAAP; (vi) to exclude the dilutive effects of acquisitions or joint ventures; (vii) to assume that any portion of the Company’s business which is divested achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (viii) to exclude the effect of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (ix) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (x) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under U.S. GAAP; and (xi) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under U.S. GAAP.
Other Stock Awards. The plan administrator may grant other awards based in whole or in part by reference to Common Stock. The plan administrator will set the number of shares under the stock award (or cash equivalent) and all other terms and conditions of such awards.
Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid to any non-employee director with respect to any calendar year, including awards granted and cash fees paid by the Company to such non-employee director, will not exceed $750,000 in total value or, in the event such non-employee director is first appointed or elected to the Board during such calendar year, $1,000,000 in total value.
Changes to Capital Structure
In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split, or recapitalization, appropriate adjustments will be made to: (i) the class and maximum number of shares reserved for issuance under the 2022 Equity Incentive Plan; (ii) the class and maximum number of shares by which the share reserve may increase automatically each year; (iii) the class and maximum number of shares that may be issued on the exercise of ISOs; and (iv) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.

Corporate Transactions
The following applies to stock awards under the 2022 Equity Incentive Plan in the event of a corporate transaction (as defined in the 2022 Equity Incentive Plan), unless otherwise provided in a participant’s stock award agreement or other written agreement with us or one of our affiliates or unless otherwise expressly provided by the plan administrator at the time of grant.
In the event of a corporate transaction, any stock awards outstanding under the 2022 Equity Incentive Plan may be assumed, continued or substituted for by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by us with respect to the stock award may be assigned to the successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then (i) with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the corporate transaction, or current participants, the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full to a date prior to the effective time of the corporate transaction (contingent upon the effectiveness of the corporate transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the corporate transaction, and any reacquisition or repurchase rights held by us with respect to such stock awards will lapse (contingent upon the effectiveness of the corporate transaction), and (ii) any such stock awards that are held by persons other than current participants will terminate if not exercised (if applicable) prior to the effective time of the corporate transaction, except that any reacquisition or repurchase rights held by us with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the corporate transaction.
In the event a stock award will terminate if not exercised prior to the effective time of a corporate transaction, the plan administrator may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value to the excess (if any) of (i) value of the property that participant would have received upon the exercise of the award, over (ii) any per share exercise price payable by such holder, if applicable. In addition, any escrow, holdback, earn out or similar provisions in the definitive agreement for the corporate transaction may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of Common Stock.
Change in Control. Awards granted under the 2022 Equity Incentive Plan may be subject to acceleration of vesting and exercisability upon or after a change in control (as defined in the 2022 Equity Incentive Plan) as may be provided in the applicable stock award agreement or in any other written agreement between us or any affiliate and the participant, but in the absence of such provision, no such acceleration will automatically occur.
Term
The Board may suspend or terminate the 2022 Equity Incentive Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (i) the adoption date, or (ii) the date the 2022 Equity Incentive Plan is approved by the Company’s stockholders. No awards may be granted under the 2022 Equity Incentive Plan while the 2022 Equity Incentive Plan is suspended or after it is terminated.
The terms of each stock option shall be decided by the plan administrator provided that no stock options shall be exercisable more than ten years after the date such stock option is granted (or in the case of an ISO granted to a 10% stockholder, no more than five years after the date such stock option is granted.)
Amendment and Termination
Subject to the rules referred to in the balance of this paragraph, our Board may, without stockholder approval, at any time amend, in whole or in part, any or all of the provisions of the 2022 Equity Incentive Plan, or suspend or terminate it entirely, retroactively or otherwise. Except as required to comply with applicable law, no such amendment may materially reduce the rights of a participant with respect to awards previously granted without the consent of such participant.
United States Federal Income Tax Consequences
The following discussion of the principal U.S. federal income tax consequences with respect to stock options granted under the 2022 Equity Incentive Plan is based on statutory authority and judicial and administrative interpretations as of the date of this Proxy Statement, which are subject to change at any time (possibly with retroactive effect) and may vary in individual circumstances. The discussion is limited to the U.S. federal income tax consequences

(state, local and other tax consequences are not addressed below) to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country. In addition, the following discussion does not set forth any gift, estate, social security or state or local tax consequences that may be applicable.
The U.S. federal income tax law is technical and complex and the discussion below represents only a general summary. The following summary is included for general information only and does not purport to address all the tax considerations that may be relevant. Each recipient of a grant is urged to consult his or her own tax advisor as to the specific tax consequences to such grantee and the disposition of Common Stock.
Incentive Stock Options. The grant or exercise of an ISO generally has no income tax consequences for the optionee or the Company. No taxable income results to the optionee upon the grant or exercise of an ISO. However, the amount by which the fair market value of the stock acquired pursuant to the exercise of an ISO exceeds the exercise price is an adjustment item and will be considered income for purposes of alternative minimum tax.
The aggregate fair market value of Common Stock (determined at the time of grant) with respect to which ISOs can be exercisable for the first time by an optionee during any calendar year cannot exceed $100,000. In such case, the ISOs will be treated as a non-qualified stock option.
The sale of Common Stock received pursuant to the exercise of an option that satisfied all of the ISO requirements, as well as the holding period requirement described below, will result in a long-term capital gain or loss equal to the difference between the amount realized on the sale and the exercise price. To receive ISO treatment, an optionee must be an employee of the Company (or certain affiliates) at all times during the period beginning on the date of the grant of the ISO and ending on the day three months before the date of exercise, and the optionee must not dispose of the Common Stock purchased pursuant to the exercise of an option either (i) within two years from the date the ISO was granted, or (ii) within one year from the date of exercise of the ISO. Any gain or loss realized upon a subsequent disposition of the shares of Common Stock will be treated as a long-term capital gain or loss to the optionee (depending on the applicable holding period). The Company will not be entitled to a tax deduction upon such exercise of an ISO, or upon a subsequent disposition of the shares of Common Stock, unless such disposition occurs prior to the expiration of the holding period described above.
In general, if the optionee does not satisfy the foregoing holding periods, any gain (in an amount equal to the lesser of the fair market value of the Common Stock on the date of exercise (or, with respect to officers subject to Section 16(b) of the Exchange Act, the date that sale of such Common Stock would not create liability, referred to as Section 16(b) liability, under Section 16(b) of the Exchange Act) minus the exercise price, or the amount realized on the disposition minus the exercise price) will constitute ordinary income. In the event of such a disposition before the expiration of the holding periods described above, subject to the limitations under Code Sections 162(m) and 280G, the Company is generally entitled to a deduction at that time equal to the amount of ordinary income recognized by the optionee. Any gain in excess of the amount recognized by the optionee as ordinary income would be taxed to the optionee as short-term or long-term capital gain (depending on the applicable holding period).
Non-Qualified Stock Options. In general, an optionee will realize no taxable income upon the grant of an NSO and the Company will not receive a deduction at the time of such grant unless the option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of an NSO, an optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the stock on the date of exercise over the exercise price. Upon a subsequent sale of the stock by the optionee, the optionee will recognize short-term or long-term capital gain or loss depending upon his or her holding period for the stock. Subject to the limitations under Code Sections 162(m) and 280G, the Company will generally be allowed a deduction equal to the amount recognized by the optionee as ordinary income.
Code Section 162(m). Compensation of persons who are “covered employees” of the Company is subject to the tax deduction limits of Section 162(m) of the Code. The exemption from Section 162(m)’s deduction limit for performance-based compensation has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to our covered employees in excess of $1 million will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017.
Parachute Payments. In the event that the payment or vesting of any award under the 2022 Equity Incentive Plan is accelerated because of a change in ownership (as defined in Code Section 280G(b)(2)) and such payment of an award, either alone or together with any other payments made to certain participants, constitute parachute payments under Code Section 280G, then subject to certain exceptions, a portion of such payments would be nondeductible to the Company and the participant would be subject to a 20% excise tax on such portion of the payment.
Code Section 409A. Code Section 409A provides that all amounts deferred under a nonqualified deferred compensation plan are includible in a participant’s gross income to the extent such amounts are not subject to a substantial risk of forfeiture, unless certain requirements are satisfied. If the requirements are not satisfied, in addition to current income inclusion, interest at the underpayment rate plus 1% will be imposed on the participant’s underpayments that would have occurred had the deferred compensation been includible in gross income for the taxable year in which first deferred or, if later, the first taxable year in which such deferred compensation is not subject to a substantial risk of forfeiture. The amount required to be included in income is also subject to an additional 20% tax. While most awards under the 2022 Equity Incentive Plan are anticipated to be exempt from the requirements of Code Section 409A, awards that are not exempt are intended to comply with Code Section 409A.
New Plan Benefits
Under the 2022 Equity Incentive Plan, the terms and number of options or other awards to be granted in the future are to be determined in the discretion of the plan administrator.
Equity Compensation Plan Information
The following table presents information as of December 31, 2025 with respect to compensation plans under which shares of our Common Stock may be issued.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#) (a)	Weighted average exercise price of outstanding options, warrants and rights ($) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#) (c)
Equity compensation plans approved by security holders	35,988	4,240.22	167,471(1)(2)
Equity compensation plans not approved by security holders	—	—	378(3)
Total	35,988	4,240.22	167,849

(1)	The number of shares of Common Stock remaining available for future issuance represents shares available for issuance under our 2022 Equity Incentive Plan.
(2)
Our 2022 Equity Incentive Plan provides that the number of shares that may be issued under our 2022 Equity Incentive Plan shall be increased on the first day of each fiscal year by an amount equal to the lesser of (i) 10% of the number of Fully Diluted Shares (as defined in the 2022 Equity Incentive Plan) on such date and (ii) such lesser amount as set by our Board prior to January 1st of the applicable year.

(3)
Our only equity compensation plan not approved by our security holders is our Inducement Plan. A total of 378 shares of our Common Stock have been reserved for issuance under the Inducement Plan, subject to adjustment for stock dividends, stock splits, or other changes in our Common Stock or capital structure. The Inducement Plan was approved by our compensation committee without stockholder approval pursuant to Nasdaq Listing Rule 5635(c)(4), and is to be utilized exclusively for the grant of stock awards to individuals who were not previously an employee or non-employee director of MetaVia (or following a bona fide period of non-employment with MetaVia) as an inducement material to such individual’s entry into employment with MetaVia, within the meaning of Nasdaq Listing Rule 5635(c)(4). The Inducement Plan is administered by the Board. Stock awards under the Inducement Plan may only be granted by: (i) the compensation committee or (ii) another committee of the Board composed solely of at least two members of the Board who meet the requirements for independence under the Nasdaq rules (the foregoing subsections (i) and (ii) are collectively referred to as the “Committee” in this footnote). Under the Inducement Plan, the Committee may choose to grant (i) NSOs; (ii) stock appreciation rights; (iii) restricted stock awards; (iv) RSU awards; (v) performance stock awards; (vi) performance cash awards; and (vii) other stock awards to eligible recipients, with each grant to be evidenced by an award agreement setting forth the terms and conditions of the grant as determined by the Committee in accordance with the terms of the Inducement Plan.

Additional Equity Plan Information
The following table provides certain additional information regarding our 2022 Equity Incentive Plan as of the Record Date.

Plan Category	April 13, 2026
Total stock options outstanding	420
Weighted-average exercise price of stock options outstanding	4,240.22
Weighted-average remaining duration of stock options outstanding (years)	6.3
Total RSUs outstanding	138,613
Total shares available for grant under our 2022 Equity Incentive Plan(1)	151,223
Percentage of outstanding shares of Common Stock(2)	5.6

(1)	The number of shares of Common Stock remaining available for future issuance represents shares available for issuance under our 2022 Equity Incentive Plan.
(2)
Percentage represents (i) grants outstanding plus shares of our Common Stock available for grant, each under our 2022 Equity Incentive Plan, divided by (ii) total shares of our Common Stock outstanding as of the Record Date.

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL 4.

PROPOSAL 5
ADJOURNMENT OF ANNUAL MEETING
The Board has approved the submission to the stockholders of a proposal to approve one or more adjournments of the Annual Meeting in the event that there is not a sufficient number of votes at the Annual Meeting to approve Proposals 3 and 4. In order to permit proxies that have been timely received to be voted for such adjournments, we are submitting this proposal as a separate matter for your consideration. If it is necessary to adjourn the Annual Meeting, the adjournment is for a period of less than 30 days and the Record Date remains unchanged, no notice of the time and place of the reconvened meeting will be given to stockholders, other than an announcement made at the Annual Meeting. Approval of Proposal 5 requires the affirmative vote of the holders of a majority of the voting power of the shares of Common Stock present by remote communication or represented by proxy at the Annual Meeting and entitled to vote at the Annual Meeting.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 5.

ADDITIONAL INFORMATION
Stockholder Proposals to be Presented at Next Annual Meeting
Requirements for Stockholder Proposals to be Brought Before an Annual Meeting. Our Bylaws provide that for stockholder nominations to the Board or other proposals to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to the Secretary at MetaVia Inc., 545 Concord Avenue, Suite 210, Cambridge, Massachusetts 02138 and such notice must contain the required information as delineated in the Bylaws.
All proposals of stockholders that are intended to be presented by such stockholder at an annual meeting of stockholders must be in writing and notice must be delivered to the Secretary at our principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting, except in the case that the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day prior to such annual meeting and no later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. To be timely, a proposal to be presented at the 2027 annual meeting of stockholders must be received no earlier than the close of business on February 8, 2027 and no later than the close of business on March 10, 2027.
In addition, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of Rule 14a-19(b). In no event will the public announcement of an adjournment or a postponement of our annual meeting commence a new time period for the giving of a stockholder’s notice as provided above.
Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Materials. Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at our 2027 annual meeting of stockholders must be received by us no later than December 28, 2027 in order to be considered for inclusion in our proxy materials for that meeting. A stockholder’s notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by applicable law and our Bylaws.
Stockholders are also advised to review our Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires that the Company’s directors, executive officers and persons who beneficially own more than 10% of a registered class of its equity securities, file with the SEC reports of ownership and changes in ownership of its Common Stock and other equity securities. Based solely on the Company’s review of such filed forms and representations from our directors and executive officers that no other forms were required, to our knowledge, and all of the Company’s directors and executive officers, and other persons who owned more than 10% of the Company’s outstanding Common Stock, fully complied with the reporting requirements of Section 16(a) during 2025, except for one Form 4 reporting one transaction that was filed late by Dong-A.

Available Information
We will make available, solely for your reference and as a courtesy, our Annual Report on Form 10-K for the year ended December 31, 2025, including the financial statements and list of exhibits, on the investor relations page of our website at https://metaviatx.com under “Investors & News—Financial Information—Annual Reports.” For stockholders receiving a printed copy of this Proxy Statement, a copy of our Annual Report on Form 10-K for the year ended December 31, 2025, including the financial statements and list of exhibits, has been provided to you. We will also provide, free of charge, to any stockholder of record or beneficial owner of our Common Stock as of the Record Date, upon the written or oral request of any such persons, a hardcopy of our Annual Report on Form 10-K for the year ended December 31, 2025 as filed with the SEC (excluding certain exhibits or documents incorporated by reference therein). Requests for such copies should be addressed to our Secretary at the address below:
MetaVia Inc.
545 Concord Avenue, Suite 210
Cambridge, Massachusetts 02138
Please include your contact information with the request. A copy of the excluded exhibits and documents incorporated by reference are available for a reasonable charge.
“Householding” – Stockholders Sharing the Same Address
The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our Annual Report on Form 10-K for the year ended December 31, 2025 and proxy materials unless the affected stockholder has provided other instructions. This procedure reduces printing costs and postage fees, and helps protect the environment as well.
We expect that a number of brokers with account holders who are our stockholders will be “householding” our Annual Report on Form 10-K for the year ended December 31, 2025 and proxy materials. A single set of an Annual Report on Form 10-K for the year ended December 31, 2025 and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting their broker.
Upon written or oral request, we undertake to promptly deliver a separate copy of the Annual Report on Form 10-K for the year ended December 31, 2025 and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Annual Report on Form 10-K for the year ended December 31, 2025 and other proxy materials now or in the future, you may write to MetaVia Inc., 545 Concord Avenue, Suite 210, Cambridge, Massachusetts 02138, Marshall H. Woodworth or via email at info@metaviatx.com, or call at (857)-299-1022.
Any stockholders who share the same address and currently receive multiple copies of our Annual Report on Form 10-K for the year ended December 31, 2025 and other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about “householding” or our Chief Financial Officer at the address or telephone number listed above.

OTHER MATTERS
Our Board does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this Proxy Statement are properly brought before the Annual Meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

APPENDIX A

CERTIFICATE OF AMENDMENT TO THE
THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
METAVIA INC.
(Pursuant to Section 242 of the General Corporation Law of the State of Delaware)
MetaVia Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:
FIRST: The name of the Corporation is MetaVia Inc.
SECOND: The Corporation was incorporated under the name Gemphire Therapeutics Inc. pursuant to an original Certificate of Incorporation filed with the Secretary of State of the State of Delaware on October 30, 2014 (as subsequently amended from time to time).
THIRD: The Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, has duly adopted resolutions proposing and declaring advisable that the Certificate of Incorporation be amended as set forth herein and calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.
FOURTH: The Certificate of Incorporation is hereby amended by deleting the Paragraph A of ARTICLE IV in its entirety and inserting the following in lieu thereof:
“The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares that the Corporation is authorized to issue is 110,000,000 shares. 100,000,000 shares shall be Common Stock and 10,000,000 shares shall be Preferred Stock, each having a par value of $0.001 per share. Upon the filing and effectiveness (the “Effective Time”) pursuant to the DGCL of this Certificate of Amendment to the Certificate of Incorporation, each [   ] shares of the Corporation’s Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the Corporation or respective holders thereof, be combined and converted into one (1) validly issued, fully paid and non-assessable share of Common Stock (the “Reverse Split”); provided, however, that the Corporation shall issue no fractional shares as a result of the actions set forth herein but shall instead pay to the holder of such fractional share a sum in cash equal to such fraction multiplied by the closing sales price of the Common Stock as reported on The Nasdaq Capital Market on the last trading day before the Effective Time (as adjusted to give effect to the Reverse Split).
Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”
FIFTH: Pursuant to a resolution of the Board of Directors of the Corporation, this Certificate of Amendment to the Certificate of Incorporation was submitted to the stockholders of the Corporation for their approval in accordance with the provisions of Section 211 and 242 of the DGCL and was duly adopted in accordance with the provisions of Section 242 of the DGCL.
SIXTH: This Certificate of Amendment to the Certificate of Incorporation shall be effective as of [   ] [a.m./p.m.] Eastern time on [   ], 202[ ].
A-1

In Witness Whereof, MetaVia Inc. has caused this Certificate of Amendment to be executed by its duly authorized officer on this [   ]th day of [   ], 202[ ].

MetaVia Inc.

By:
Name:	Hyung Heon Kim
Title:	CEO and President

A-2

APPENDIX B

FIRST AMENDMENT TO THE
METAVIA INC. AMENDED AND RESTATED 2022 EQUITY INCENTIVE PLAN
RECITALS
A.
The MetaVia Inc. Amended and Restated 2022 Equity Incentive Plan (the “Plan”), initially adopted by our Board on November 8, 2022, approved by our stockholders on December 22, 2022, and further amended by the Board on November 29, 2024, is hereby amended by this First Amendment to the Plan (this “First Amendment”) as set forth below. This First Amendment shall be effective from and after the date that this First Amendment is approved by the stockholders of the Company in accordance with the terms of the Plan. Following such effective date, any reference to the “Plan” shall mean the Plan, as amended by this First Amendment. All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Plan.

AMENDMENT
1.	Section 2(a) of the Plan is hereby deleted in its entirety and replaced with the following:
“(a) Share Reserve. Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed the sum of (i) 506,2011 shares, plus (ii) the Prior Plan’s Available Reserve, plus (iii) the number of Returning Shares, if any, as such shares become available from time to time. In addition, subject to any adjustments as necessary to implement any Capitalization Adjustments, such aggregate number of shares of Common Stock will automatically increase on January 1st of each year for a period of eight years commencing on January 1, 2025 and ending on (and including) January 1, 2032, to an amount equal to 10% of the Fully Diluted Shares as of the last day of the preceding calendar year; provided, however that the Board may act prior to the effective date of any such annual increase to provide that the increase for such year will be a lesser number of shares of Common Stock.”
2.	Except as set forth in this First Amendment, the Plan shall be unaffected hereby and shall remain in full force and effect.
[1]	This share limit represents an increase of 200,000 shares of Common Stock from the previous share limit of 306,201 shares of Common Stock in the Plan.
B-1

APPENDIX C
METAVIA INC.
AMENDED AND RESTATED 2022 EQUITY INCENTIVE PLAN

ADOPTED BY THE BOARD OF DIRECTORS: November 8, 2022
APPROVED BY THE STOCKHOLDERS: December 22, 2022
AMENDED BY THE BOARD OF DIRECTORS: November 29, 2024
1.	GENERAL.
(a) Successor to and Continuation of Prior Plan. The Plan is the successor to and continuation of the Prior Plan. As of the Effective Date, (i) no additional awards may be granted under the Prior Plan; (ii) the Prior Plan’s Available Reserve plus any Returning Shares will become available for issuance pursuant to Awards granted under this Plan; and (iii) all outstanding awards granted under the Prior Plan will remain subject to the terms of the Prior Plan (except to the extent such outstanding awards result in Returning Shares that become available for issuance pursuant to Awards granted under this Plan). All Awards granted under this Plan will be subject to the terms of this Plan.
(b) Plan Purpose. The Company, by means of the Plan, seeks to secure and retain the services of Employees, Directors and Consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.
(c) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; and (vii) Other Awards.
(d) Adoption Date; Effective Date. The Plan will come into existence on the Adoption Date, but no Award may be granted prior to the Effective Date.
2.	SHARES SUBJECT TO THE PLAN.
(a) Share Reserve. Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed the sum of (i) 4,910,073 shares, plus (ii) the Prior Plan’s Available Reserve, plus (iii) the number of Returning Shares, if any, as such shares become available from time to time. In addition, subject to any adjustments as necessary to implement any Capitalization Adjustments, such aggregate number of shares of Common Stock will automatically increase on January 1st of each year for a period of eight years commencing on January 1, 2025 and ending on (and including) January 1, 2032, to an amount equal to 10% of the Fully Diluted Shares as of the last day of the preceding calendar year; provided, however that the Board may act prior to the effective date of any such annual increase to provide that the increase for such year will be a lesser number of shares of Common Stock.
(b) Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 1,000,000 shares of the Company Stock plus the amount of any increase in the number of shares that may be available for issuance pursuant to Awards pursuant to Section 2(a), but in no event shall more than 15,000,000 shares of the Company Stock be issued as Incentive Stock Options.
(c) Share Reserve Operation.
(i) Limit Applies to Common Stock Issued Pursuant to Awards. For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.
(ii) Actions that Do Not Constitute Issuance of Common Stock and Do Not Reduce Share Reserve. The following actions do not result in an issuance of shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued; (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than Common Stock); (3) the withholding of shares that would otherwise be issued by the Company to satisfy the exercise, strike or purchase price of an Award; or (4) the withholding of shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with an Award.
(iii) Reversion of Previously Issued Shares of Common Stock to Share Reserve. The following shares of Common Stock previously issued pursuant to an Award and accordingly initially deducted from the Share Reserve will be added back to the Share Reserve and again become available for issuance under the Plan: (1) any shares that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares; (2) any shares that are reacquired by the Company to satisfy the exercise, strike or purchase price of an Award; and (3) any shares that are reacquired by the Company to satisfy a tax withholding obligation in connection with an Award.
3.	ELIGIBILITY AND LIMITATIONS.
(a) Eligible Award Recipients. Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards.
(b) Specific Award Limitations.
(i) Limitations on Incentive Stock Option Recipients. Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).
(ii) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).
(iii) Limitations on Incentive Stock Options Granted to Ten Percent Stockholders. A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (i) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (ii) the Option is not exercisable after the expiration of five years from the date of grant of such Option.
(iv) Limitations on Nonstatutory Stock Options and SARs. Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company (as such term is defined in Rule 405) unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A because the Awards are granted pursuant to a corporate transaction (such as a spin off transaction) or unless such Awards otherwise comply with the distribution requirements of Section 409A.
(c) Aggregate Incentive Stock Option Limit. The aggregate maximum number of shares of the Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is the number of shares specified in Section 2(b).
(d) Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any calendar year, including Awards granted and cash fees paid by the Company to such Non-Employee Director, will not exceed (i) $750,000 in total value or (ii) in the event such Non-Employee Director is first appointed or elected to the Board during such calendar year, $1,000,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes. The limitations in this Section 3(d) shall apply beginning with the first calendar year that commences following the Effective Date.
4.	OPTIONS AND STOCK APPRECIATION RIGHTS.
Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated, then such Option will be a Nonstatutory Stock Option. The shares purchased upon exercise of each type of Option will be accounted for separately. Each SAR will be denominated in shares of the Common Stock equivalents. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Option Agreement and SAR Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:
(a) Term. Subject to Section 3(b) regarding Incentive Stock Options granted to Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.
(b) Exercise or Strike Price. Subject to Section 3(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.
(c) Exercise Procedure and Payment of Exercise Price for Options. In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:
(i) by cash or check, wire, bank draft or money order (or an electronic equivalent thereof) payable to the Company;
(ii) pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;
(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Common Stock is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;
(iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) such shares used to pay the exercise price will not be exercisable thereafter and (2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or
(v) in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.
(d) Exercise Procedure and Payment of Appreciation Distribution for SARs. In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of the Common Stock equal to the number of the Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of the Common Stock or cash (or any combination of the Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement.

(e) Transferability. Options and SARs may not be transferred to third party financial institutions for value. The Board may impose such additional limitations on the transferability of an Option or SAR as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Options and SARs will apply, provided that except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer:
(i) Restrictions on Transfer. An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable state law) while such Option or SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.
(ii) Domestic Relations Orders. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to a domestic relations order.
(f) Vesting. The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or SAR as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Options and SARs will cease upon termination of the Participant’s Continuous Service.
(g) Termination of Continuous Service for Cause. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.
(h) Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause. Subject to Section 4(i), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise their Option or SAR to the extent vested, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)):
(i) three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);
(ii) 12 months following the date of such termination if such termination is due to the Participant’s Disability;
(iii) 18 months following the date of such termination if such termination is due to the Participant’s death; or
(iv) 18 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above).
Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in the terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.
(i) Restrictions on Exercise; Extension of Exercisability. A Participant may not exercise an Option or SAR at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period: (i) the exercise of the Participant’s Option or

SAR would be prohibited solely because the issuance of shares of Common Stock upon such exercise would violate Applicable Law, or (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).
(j) Non-Exempt Employees. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a Corporate Transaction in which such Award is not assumed, continued or substituted, (iii) a Change in Control, or (iv) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This Section 4(j) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from their regular rate of pay.
(k) Whole Shares. Options and SARs may be exercised only with respect to whole shares of the Common Stock or their equivalents.
5.	AWARDS OTHER THAN OPTIONS AND STOCK APPRECIATION RIGHTS.
(a) Restricted Stock Awards and RSU Awards. Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board; provided, however, that each Restricted Stock Award Agreement and RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:
(i) Form of Award.
(1) RSAs. To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of the Common Stock subject to a Restricted Stock Award may be (A) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (B) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a stockholder of the Company with respect to any shares subject to a Restricted Stock Award.
(2) RSUs. An RSU Award represents a Participant’s right to be issued on a future date the number of shares of the Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of an RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company’s unfunded obligation, if any, to issue shares of the Common Stock in settlement of such Award and nothing contained in the Plan or any RSU Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).
(ii) Consideration.
(1) RSA. A Restricted Stock Award may be granted in consideration for (A) cash or check, wire, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of consideration (including future services)as the Board may determine and permissible under Applicable Law.
(2) RSU. Unless otherwise determined by the Board at the time of grant, an RSU Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any shares of the Common Stock pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any shares of the Common Stock in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law.
(iii) Vesting. The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards and RSU Awards will cease upon termination of the Participant’s Continuous Service.
(iv) Termination of Continuous Service. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, (1) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of the Common Stock held by the Participant under their Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement and (2) any portion of their RSU Award that has not vested will be forfeited upon such termination and the Participant will have no further right, title or interest in the RSU Award, the shares of the Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award.
(v) Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of the Common Stock subject to a Restricted Stock Award or RSU Award, as determined by the Board and specified in the Award Agreement).
(vi) Settlement of RSU Awards. An RSU Award may be settled by the issuance of shares of the Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award.
(b) Performance Awards. With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board.
(c) Other Awards. Other forms of Awards valued in whole or in part by reference to, or otherwise based on, the Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant) may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of the Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards.
6.	ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.
(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of the Common Stock subject to the Plan and the maximum number of shares by which the Share Reserve may annually increase pursuant to Section 2(a); (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 2(b); and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of the Common Stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional shares of the Common Stock shall be created in order to implement any Capitalization Adjustment. The Board shall determine an appropriate equivalent benefit, if any, for any fractional shares or rights to fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section 6.
(b) Dissolution or Liquidation. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of the Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of the Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service; provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.
(c) Corporate Transaction. The following provisions will apply to Awards in the event of a Corporate Transaction, except as set forth in Section 11, unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award.
(i) Awards May Be Assumed. In the event of a Corporate Transaction, any surviving or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of the Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving or acquiring corporation (or its applicable parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume or continue the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board.
(ii) Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving or acquiring corporation (or its parent company) does not assume or continue outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) that the Board determines (or, if the Board does not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction). Awards so accelerated will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Corporate Transaction). With respect to the vesting of Performance Awards that (a) will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and (b) have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement or unless otherwise provided by the Board, the vesting of such Performance Awards will accelerate at 100% of the target level upon the occurrence of a Corporate Transaction in which the Awards are not assumed, continued or substituted for in accordance with Section 6(c)(i). With respect to the vesting of cash-settled Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii), such cash payment will be made no later than 30 days following the occurrence of the Corporate Transaction or such later date as required by Section 409A of the Code.
(iii) Awards Held by Persons other than Current Participants. In the event of a Corporate Transaction in which the surviving or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards will terminate if not exercised (if applicable) prior to the occurrence of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.
(iv) Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise.

(d) Appointment of Stockholder Representative. As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.
(e) No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for the Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
7.	ADMINISTRATION.
(a) Administration by Board. The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in subsection (c) below.
(b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i) To determine from time to time (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive an issuance of the Common Stock or other payment pursuant to an Award; (5) the number of shares of the Common Stock or cash equivalent with respect to which an Award will be granted to each such person; (6) the Fair Market Value applicable to an Award; and (7) the terms of any Performance Award that is not valued in whole or in part by reference to, or otherwise based on, the Common Stock, including the amount of cash payment or other property that may be earned and the timing of payment.
(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective.
(iii) To settle all controversies regarding the Plan and Awards granted under it.
(iv) To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.
(v) To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of the Common Stock or the share price of the Common Stock including any Corporate Transaction, for reasons of administrative convenience.
(vi) To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not Materially Impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.
(vii) To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan will not be Materially Impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
(viii) To submit any amendment to the Plan for stockholder approval.

(ix) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
(x) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.
(xi) To adopt such procedures and sub-plans as are necessary or appropriate to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant foreign jurisdiction).
(xii) To effect, at any time and from time to time, subject to the consent of any Participant whose Award is Materially Impaired by such action, (1) the reduction of the exercise price (or strike price) of any outstanding Option or SAR; (2) the cancellation of any outstanding Option or SAR and the grant in substitution therefor of (A) a new Option, SAR, Restricted Stock Award, RSU Award or Other Award, under the Plan or another equity plan of the Company, covering the same or a different number of shares of the Common Stock, (B) cash and/or (C) other valuable consideration (as determined by the Board); or (3) any other action that is treated as a repricing under generally accepted accounting principles.
(c) Delegation to Committee.
(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated.
(ii) Rule 16b-3 Compliance. To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 under the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) under the Exchange Act and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.
(d) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or any Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
(e) Delegation to an Officer. The Board or any Committee may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by Applicable Law, other types of Awards) and, to the extent permitted by Applicable Law, the terms thereof, and (ii) determine the number of shares of the Common Stock to be subject to such Awards granted to such Employees; provided, however, that the resolutions or charter adopted by the Board or any Committee evidencing such delegation will specify the total number of shares of the Common Stock that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such Awards will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the

Committee, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) the authority to determine the Fair Market Value.
8.	TAX WITHHOLDING.
(a) Withholding Authorization. As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agrees to make adequate provision for (including), any sums required to satisfy any U.S. federal, state, local and/or foreign tax or social insurance contribution withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise, vesting or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of the Common Stock subject to an Award, unless and until such obligations are satisfied.
(b) Satisfaction of Withholding Obligation. To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any U.S. federal, state, local and/or foreign tax or social insurance withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of the Common Stock from the shares of the Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; or (vi) by such other method as may be set forth in the Award Agreement.
(c) No Obligation to Notify or Minimize Taxes; No Liability to Claims. Except as required by Applicable Law the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with their own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the Internal Revenue Service.
(d) Withholding Indemnification. As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount.
9.	MISCELLANEOUS.
(a) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired shares of the Common Stock, including shares repurchased by the Company on the open market or otherwise.
(b) Use of Proceeds from Sales of the Common Stock. Proceeds from the sale of shares of the Common Stock pursuant to Awards will constitute general funds of the Company.
(c) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.
(d) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of the Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company.
(e) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.
(f) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of their services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.
(g) Execution of Additional Documents. As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.
(h) Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any the Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.
(i) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of the Common

Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntarily terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.
(j) Securities Law Compliance. A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.
(k) Transfer or Assignment of Awards; Issued Shares. Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of Restricted Stock and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.
(l) Effect on Other Employee Benefit Plans. The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.
(m) Deferrals. To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of the Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants. Deferrals will be made in accordance with the requirements of Section 409A.
(n) Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of the Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.
(o) Choice of Law. This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Delaware.
10.	COVENANTS OF THE COMPANY.
The Company will seek to obtain from each regulatory commission or agency, as may be deemed to be necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of the Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of the Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell the Common Stock upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of the Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.
11.	ADDITIONAL RULES FOR AWARDS SUBJECT TO SECTION 409A.
(a) Application. Unless the provisions of this Section 11 of the Plan are expressly superseded by the provisions in the form of Award Agreement, the provisions of this Section 11 shall apply and shall supersede anything to the contrary set forth in the Award Agreement for a Non-Exempt Award.
(b) Non-Exempt Awards Subject to Non-Exempt Severance Arrangements. To the extent a Non-Exempt Award is subject to Section 409A due to application of a Non-Exempt Severance Arrangement, the following provisions of this subsection (b) apply.
(i) If the Non-Exempt Award vests in the ordinary course during the Participant’s Continuous Service in accordance with the vesting schedule set forth in the Award Agreement, and does not accelerate vesting under the terms of a Non-Exempt Severance Arrangement, in no event will the shares be issued in respect of such Non-Exempt Award any later than the later of: (i) December 31st of the calendar year that includes the applicable vesting date, or (ii) the 60th day that follows the applicable vesting date.
(ii) If vesting of the Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with the Participant’s Separation from Service, and such vesting acceleration provisions were in effect as of the date of grant of the Non-Exempt Award and, therefore, are part of the terms of such Non-Exempt Award as of the date of grant, then the shares will be earlier issued in settlement of such Non-Exempt Award upon the Participant’s Separation from Service in accordance with the terms of the Non-Exempt Severance Arrangement, but in no event later than the 60th day that follows the date of the Participant’s Separation from Service. However, if at the time the shares would otherwise be issued the Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of such Participant’s Separation from Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.
(iii) If vesting of a Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with a Participant’s Separation from Service, and such vesting acceleration provisions were not in effect as of the date of grant of the Non-Exempt Award and, therefore, are not a part of the terms of such Non-Exempt Award on the date of grant, then such acceleration of vesting of the Non-Exempt Award shall not accelerate the issuance date of the shares, but the shares shall instead be issued on the same schedule as set forth in the Grant Notice as if they had vested in the ordinary course during the Participant’s Continuous Service, notwithstanding the vesting acceleration of the Non-Exempt Award. Such issuance schedule is intended to satisfy the requirements of payment on a specified date or pursuant to a fixed schedule, as provided under Treasury Regulations Section 1.409A-3(a)(4).
(c) Treatment of Non-Exempt Awards Upon a Corporate Transaction for Employees and Consultants. The provisions of this subsection (c) shall apply and shall supersede anything to the contrary set forth in the Plan with respect to the permitted treatment of any Non-Exempt Award in connection with a Corporate Transaction if the Participant was either an Employee or Consultant upon the applicable date of grant of the Non-Exempt Award.
(i) Vested Non-Exempt Awards. The following provisions shall apply to any Vested Non-Exempt Award in connection with a Corporate Transaction:
(1) If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Vested Non-Exempt Award. Upon the Section 409A Change in Control the settlement of the Vested Non-Exempt Award will automatically be accelerated and the shares will be immediately issued in respect of the Vested Non-Exempt Award. Alternatively, the Company may instead provide that the Participant will receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control.
(2) If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute each Vested Non-Exempt Award. The shares to be issued in respect of the Vested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not

occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of the Fair Market Value of the shares made on the date of the Corporate Transaction.
(ii) Unvested Non-Exempt Awards. The following provisions shall apply to any Unvested Non-Exempt Award unless otherwise determined by the Board pursuant to Section 11(e).
(1) In the event of a Corporate Transaction, the Acquiring Entity shall assume, continue or substitute any Unvested Non-Exempt Award. Unless otherwise determined by the Board, any Unvested Non-Exempt Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of any Unvested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value of the shares made on the date of the Corporate Transaction.
(2) If the Acquiring Entity will not assume, substitute or continue any Unvested Non-Exempt Award in connection with a Corporate Transaction, then such Award shall automatically terminate and be forfeited upon the Corporate Transaction with no consideration payable to any Participant in respect of such forfeited Unvested Non-Exempt Award. Notwithstanding the foregoing, to the extent permitted and in compliance with the requirements of Section 409A, the Board may in its discretion determine to elect to accelerate the vesting and settlement of the Unvested Non-Exempt Award upon the Corporate Transaction, or instead substitute a cash payment equal to the Fair Market Value of such shares that would otherwise be issued to the Participant, as further provided in subsection (e)(ii) below. In the absence of such discretionary election by the Board, any Unvested Non-Exempt Award shall be forfeited without payment of any consideration to the affected Participants if the Acquiring Entity will not assume, substitute or continue the Unvested Non-Exempt Awards in connection with the Corporate Transaction.
(3) The foregoing treatment shall apply with respect to all Unvested Non-Exempt Awards upon any Corporate Transaction, and regardless of whether or not such Corporate Transaction is also a Section 409A Change in Control.
(d) Treatment of Non-Exempt Awards Upon a Corporate Transaction for Non-Employee Directors. The following provisions of this subsection (d) shall apply and shall supersede anything to the contrary that may be set forth in the Plan with respect to the permitted treatment of a Non-Exempt Director Award in connection with a Corporate Transaction.
(i) If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Non-Exempt Director Award. Upon the Section 409A Change in Control the vesting and settlement of any Non-Exempt Director Award will automatically be accelerated and the shares will be immediately issued to the Participant in respect of the Non-Exempt Director Award. Alternatively, the Company may provide that the Participant will instead receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control pursuant to the preceding provision.
(ii) If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute the Non-Exempt Director Award. Unless otherwise determined by the Board, the Non-Exempt Director Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of the Non-Exempt Director Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value made on the date of the Corporate Transaction.

(e) If the RSU Award is a Non-Exempt Award, then the provisions in this Section 11(e) shall apply and supersede anything to the contrary that may be set forth in the Plan or the Award Agreement with respect to the permitted treatment of such Non-Exempt Award:
(i) Any exercise by the Board of discretion to accelerate the vesting of a Non-Exempt Award shall not result in any acceleration of the scheduled issuance dates for the shares in respect of the Non-Exempt Award unless earlier issuance of the shares upon the applicable vesting dates would be in compliance with the requirements of Section 409A.
(ii) The Company explicitly reserves the right to earlier settle any Non-Exempt Award to the extent permitted and in compliance with the requirements of Section 409A, including pursuant to any of the exemptions available in Treasury Regulations Section 1.409A-3(j)(4)(ix).
(iii) To the extent the terms of any Non-Exempt Award provide that it will be settled upon a Change in Control or Corporate Transaction, to the extent it is required for compliance with the requirements of Section 409A, the Change in Control or Corporate Transaction event triggering settlement must also constitute a Section 409A Change in Control. To the extent the terms of a Non-Exempt Award provides that it will be settled upon a termination of employment or termination of Continuous Service, to the extent it is required for compliance with the requirements of Section 409A, the termination event triggering settlement must also constitute a Separation From Service. However, if at the time the shares would otherwise be issued to a Participant in connection with a “separation from service” such Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of the Participant’s Separation From Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.
(iv) The provisions in this subsection (e) for delivery of the shares in respect of the settlement of an RSU Award that is a Non-Exempt Award are intended to comply with the requirements of Section 409A so that the delivery of the shares to the Participant in respect of such Non-Exempt Award will not trigger the additional tax imposed under Section 409A, and any ambiguities herein will be so interpreted.
12.	SEVERABILITY.
If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
13.	TERMINATION OF THE PLAN.
The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (i) the Adoption Date, or (ii) the date the Plan is approved by the Company’s stockholders. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
14.	DEFINITIONS.
As used in the Plan, the following definitions apply to the capitalized terms indicated below:
(a) “Acquiring Entity” means the surviving or acquiring corporation (or its parent company) in connection with a Corporate Transaction.
(b) “Adoption Date” means the date the Plan is first approved by the Board or Compensation Committee.
(c) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
(d) “Applicable Law” means any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).

(e) “Award” means any right to receive the Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, an RSU Award, a SAR, a Performance Award or any Other Award).
(f) “Award Agreement” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided, including through electronic means, to a Participant along with the Grant Notice.
(g) “Board” means the Board of Directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants.
(h) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
(i) “Cause” has the meaning ascribed to such term in any written agreement between a Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) the Participant’s dishonest statements or acts with respect to the Company or any Affiliate of the Company, or any current or prospective customers, suppliers, vendors or other third parties with which such entity does business; (ii) the Participant’s commission of (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii) the Participant’s failure to perform the Participant’s assigned duties and responsibilities to the reasonable satisfaction of the Company which failure continues, in the reasonable judgment of the Company, after written notice given to the Participant by the Company; (iv) the Participant’s gross negligence, willful misconduct or insubordination with respect to the Company or any Affiliate of the Company; or (v) the Participant’s material violation of any provision of any agreement(s) between the Participant and the Company relating to noncompetition, nonsolicitation, nondisclosure and/or assignment of inventions. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board with respect to Participants who are executive officers of the Company and by the Company’s Chief Executive Officer with respect to Participants who are not executive officers of the Company. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.
(j) “Change in Control” or “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events; provided, however, to the extent necessary to avoid adverse personal income tax consequences to the Participant in connection with an Award, also constitutes a Section 409A Change in Control:
(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the

Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;
(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;
(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or
(iv) individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.
Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.
(k) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(l) “Committee” means the Compensation Committee and any other committee of one or more Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.
(m) “Common Stock” means the Class A Common Stock of the Company.
(n) “Company” means MetaVia Inc., a Delaware corporation.
(o) “Compensation Committee” means the Compensation Committee of the Board.
(p) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.
(q) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a

Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the Chief Executive Officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).
(r) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i) a sale or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries;
(ii) a sale or other disposition of at least 50% of the outstanding securities of the Company;
(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of the Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
Notwithstanding the foregoing or any other provision of this Plan, (A) the term Corporate Transaction shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, (B) the definition of Corporate Transaction (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Corporate Transaction or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply, and (C) with respect to any nonqualified deferred compensation that becomes payable on account of the Corporate Transaction, the transaction or event described in clause (i), (ii), (iii), or (iv) also constitutes a Section 409A Change in Control if required in order for the payment not to violate Section 409A of the Code.
(s) “Director” means a member of the Board.
(t) “determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion.
(u) “Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
(v) “Effective Date” means the effective date of this Plan, which is the date this Plan (as amended from time to time) is approved by the Company’s stockholders.
(w) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
(x) “Employer” means the Company or the Affiliate of the Company that employs the Participant.
(y) “Entity” means a corporation, partnership, limited liability company or other entity.
(z) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(aa) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.
(bb) “Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:
(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.
(ii) If there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.
(iii) In the absence of such markets for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.
(cc) “Fully Diluted Shares” as of a date means an amount equal to the number of shares of Common Stock (i) outstanding and (ii) issuable upon exercise, conversion or settlement of outstanding Awards under the Plan and any other outstanding options, warrants or other securities of the Company that are (directly or indirectly) convertible or exchangeable into or exercisable for shares of Common Stock, in each case as of the close of business of the Company on such date and without regard to any vesting conditions or other limitations on the immediate ability to convert, exchange or exercise such rights. For purposes of calculating the number of Fully Diluted Shares, if the number of shares subject to an outstanding right to acquire shares is variable, then the number of shares of Common Stock issuable upon exercise, conversion, exchange or settlement of the right shall be the maximum number of shares that could be received under such right.
(dd) “Governmental Body” means any: (i) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (ii) federal, state, local, municipal, foreign or other government; (iii) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any Tax authority) or other body exercising similar powers or authority; or (iv) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority).
(ee) “Grant Notice” means the notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of the Common Stock subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.
(ff) “Incentive Stock Option” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
(gg) “Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant’s rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not Materially Impair the Participant’s rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option or SAR that may be exercised; (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock

Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Laws.
(hh) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.
(ii) “Non-Exempt Award” means any Award that is subject to, and not exempt from, Section 409A, including as the result of (i) a deferral of the issuance of the shares subject to the Award which is elected by the Participant or imposed by the Company, or (ii) the terms of any Non-Exempt Severance Agreement.
(jj) “Non-Exempt Director Award” means a Non-Exempt Award granted to a Participant who was a Director but not an Employee on the applicable grant date.
(kk) “Non-Exempt Severance Arrangement” means a severance arrangement or other agreement between the Participant and the Company that provides for acceleration of vesting of an Award and issuance of the shares in respect of such Award upon the Participant’s termination of employment or separation from service (as such term is defined in Section 409A(a)(2)(A)(i) of the Code (and without regard to any alternative definition thereunder) (“Separation from Service”) and such severance benefit does not satisfy the requirements for an exemption from application of Section 409A provided under Treasury Regulations Section 1.409A-1(b)(4), 1.409A-1(b)(9) or otherwise.
(ll) “Nonstatutory Stock Option” means any option granted pursuant to Section 4 of the Plan that does not qualify as an Incentive Stock Option.
(mm) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(nn) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of the Common Stock granted pursuant to the Plan.
(oo) “Option Agreement” means a written or electronic agreement between the Company and the Optionholder evidencing the terms and conditions of the Option grant. The Option Agreement includes the Grant Notice for the Option and the agreement containing the written summary of the general terms and conditions applicable to the Option and which is provided, including through electronic means, to a Participant along with the Grant Notice. Each Option Agreement will be subject to the terms and conditions of the Plan.
(pp) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
(qq) “Other Award” means an award valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant) that is not an Incentive Stock Option, Nonstatutory Stock Option, SAR, Restricted Stock Award, RSU Award or Performance Award.
(rr) “Other Award Agreement” means a written agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.
(ss) “Own”, “Owned”, “Owner” or “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
(tt) “Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

(uu) “Performance Award” means an Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 5(b) pursuant to such terms as are approved by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.
(vv) “Performance Criteria” means one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: earnings (including earnings per share and net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; product development goals; financing; regulatory milestones, including approval of a product; stockholder liquidity; corporate governance and compliance; product commercialization; intellectual property; personnel matters; progress of internal research; progress of partnered programs; partner satisfaction; budget management; data from clinical studies, partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; investor relations, analysts and communication; manufacturing achievements (including obtaining particular yields from manufacturing runs and other measurable objectives relates to process development activities); employee retention; strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products; supply chain achievements; co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the Board or Committee whether or not listed herein.
(ww) “Performance Goals” means, for a Performance Period, one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board may establish or provide for other adjustment items in the Award Agreement at the time the Award is granted or in such other document setting for the Performance Goals at the time the Performance Goals are established. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of

Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement or the written terms of a Performance Cash Award.
(xx) “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.
(yy) “Plan” means this MetaVia Inc. Amended and Restated 2022 Equity Incentive Plan, as amended from time to time.
(zz) “Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day to day operations of the Plan.
(aaa) “Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 4(h).
(bbb) “Prior Plan’s Available Reserve” means the number of shares available for the grant of new awards under the Prior Plan as of the Effective Date.
(ccc) “Prior Plan” means the Gemphire Therapeutics, Inc. 2019 Equity Incentive Plan.
(ddd) “Prospectus” means the document containing the Plan information specified in Section 10(a) of the Securities Act.
(eee) “Restricted Stock Award” or “RSA” means an Award of shares of the Common Stock which is granted pursuant to the terms and conditions of Section 5(a).
(fff) “Restricted Stock Award Agreement” means a written or electronic agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.
(ggg) “Returning Shares” means shares subject to outstanding stock awards granted under the Prior Plan and that following the Effective Date: (A) are not issued because such stock award or any portion thereof expires or otherwise terminates without all of the shares covered by such stock award having been issued; (B) are not issued because such stock award or any portion thereof is settled in cash; (C) are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares; (D) are withheld or reacquired to satisfy the exercise, strike or purchase price; or (E) are withheld or reacquired to satisfy a tax withholding obligation.
(hhh) “RSU Award” or “RSU” means an Award of restricted stock units representing the right to receive an issuance of shares of the Common Stock which is granted pursuant to the terms and conditions of Section 5(a).
(iii) “RSU Award Agreement” means a written or electronic agreement between the Company and a holder of an RSU Award evidencing the terms and conditions of an RSU Award grant. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each RSU Award Agreement will be subject to the terms and conditions of the Plan.
(jjj) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(kkk) “Rule 405” means Rule 405 promulgated under the Securities Act.
(lll) “Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.
(mmm) “Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).
(nnn) “Securities Act” means the Securities Act of 1933, as amended.

(ooo) “Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 2(a).
(ppp) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on the Common Stock that is granted pursuant to the terms and conditions of Section 4.
(qqq) “SAR Agreement” means a written or electronic agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. The SAR Agreement includes the Grant Notice for the SAR and the agreement containing the written summary of the general terms and conditions applicable to the SAR and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each SAR Agreement will be subject to the terms and conditions of the Plan.
(rrr) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.
(sss) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.
(ttt) “Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.
(uuu) “Unvested Non-Exempt Award” means the portion of any Non-Exempt Award that had not vested in accordance with its terms upon or prior to the date of any Corporate Transaction.
(vvv) “Vested Non-Exempt Award” means the portion of any Non-Exempt Award that had vested in accordance with its terms upon or prior to the date of a Corporate Transaction.

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V91904-P50170

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

METAVIA INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Class I Directors.	☐	☐	☐

To withhold authority to vote for an individual nominee, mark "For All Except" and write the number of the nominee on the line below.

____

Nominees:

01) D. Gordon Strickland
02) James P. Tursi, M.D.

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V91905-P50170

METAVIA INC.
2026 Annual Meeting of Stockholders
Monday, June 8, 2026 at 10:00 a.m. Eastern Time

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Hyung Heon Kim and Andrew I. Koven as proxies, each with full power of substitution, and hereby authorizes them to represent and vote, as designated on the reverse side of this proxy card, and to vote in their judgment upon all other matters that may come before the 2026 Annual Meeting of Stockholders all of the Common Stock of MetaVia Inc. that the undersigned is entitled to vote at the 2026 Annual Meeting of Stockholders to be held on Monday, June 8, 2026 at 10:00 a.m. Eastern Time, and at any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side